Execution Copy


                                                                  EXHIBIT 10.111

                              AMENDED AND RESTATED

                          SALE AND SERVICING AGREEMENT

                           Dated as of April 17, 2002


                                      among


                  BLUEGREEN RECEIVABLES FINANCE CORPORATION V,
                                  as Depositor


                       BXG RECEIVABLES NOTE TRUST 2001-A,
                                    as Issuer


                             BLUEGREEN CORPORATION,
                             as Seller and Servicer


                         CONCORD SERVICING CORPORATION,
                               as Backup Servicer


                              VACATION TRUST, INC.,
                                as Club Trustee,

                                       and


                         U.S. BANK NATIONAL ASSOCIATION
            (formerly known as U.S. Bank Trust National Association),
                       as Indenture Trustee and Custodian


                        BXG RECEIVABLES NOTE TRUST 2001-A
                        ASSET BACKED NOTES, SERIES 2001-A

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I     DEFINITIONS; RULES OF CONSTRUCTION...............................2

     Section 1.1.  Definitions.................................................2
     Section 1.2.  Use of Words and Phrases...................................21
     Section 1.3.  Captions; Table of Contents................................21
     Section 1.4.  Opinions...................................................22

ARTICLE II    REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR, THE SERVICER,
              THE SELLER,  THE CLUB TRUST, THE CLUB TRUSTEE AND CONVEYANCE
              OF THE RECEIVABLES..............................................23

     Section 2.1.  Representations and Warranties of the Depositor, the
                   Seller and the Servicer....................................23
     Section 2.2.  Representations and Warranties of the Seller Regarding
                   the Receivables............................................28
     Section 2.3.  Conveyance of the Receivables..............................37
     Section 2.4.  Acceptance by Indenture Trustee............................39
     Section 2.5.  Additional Purchases, Transfers and Substitution of
                   Receivables................................................39

ARTICLE III   ACCOUNTS, DISBURSEMENTS AND RELEASES............................41

     Section 3.1.  Establishment of Accounts..................................41
     Section 3.2.  Flow of Funds..............................................41
     Section 3.3.  Investment of Accounts; Reserve Account....................43
     Section 3.4.  Payment of Issuer Expenses.................................44
     Section 3.5.  Accounting and Directions by Servicer......................44
     Section 3.6.  Reports by the Servicer to Agent...........................44
     Section 3.7.  Reports by Servicer........................................45

ARTICLE IV    ADMINISTRATION AND SERVICING OF RECEIVABLES.....................46

     Section 4.1.  The Servicer...............................................46
     Section 4.2.  Collection of Certain Receivable Payments..................49
     Section 4.3.  Withdrawals from the Note Account..........................50
     Section 4.4.  Maintenance of Hazard Insurance; Property Protection
                   Expenses...................................................51
     Section 4.5.  Fidelity Bond..............................................51
     Section 4.6.  Indenture Trustee to Cooperate.............................51
     Section 4.7.  Servicing Compensation; Payment of Certain Expenses by
                   Servicer...................................................52
     Section 4.8.  Annual Statement as to Compliance..........................52
     Section 4.9.  Access to Certain Documentation and Information Regarding
                   the Receivables............................................53
     Section 4.10. Payment of Taxes Insurance and Other Charges...............53
     Section 4.11. Optional Purchase of Defaulted Receivables.................54
     Section 4.12. Monthly Report.............................................54
     Section 4.13. Sales and Inventory Reports................................54
     Section 4.14. Quarterly Financial Reports................................54
     Section 4.16. Audit Reports..............................................55
     Section 4.17. Other Reports..............................................55

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

     Section 4.18. SEC Reports................................................55
     Section 4.19. Servicer Remarketing.......................................55
     Section 4.20. Administrative Duties of the Issuer........................56
     Section 4.21. Financial Covenants of the Servicer. So long as the
                   Servicer is Bluegreen, the Servicer makes the following
                   covenants:.................................................56
     Section 4.22. Backup Servicer............................................56
     Section 4.23. Retention of Servicer......................................58
     Section 4.24. Continuation of Servicing..................................58

ARTICLE V     THE SELLER, THE DEPOSITOR, THE SERVICER AND THE CLUB TRUSTEE....60

     Section 5.1.  Liability..................................................60
     Section 5.2.  Merger or Consolidation....................................60
     Section 5.3.  Limitation on Liability of the Servicer and Others.........60
     Section 5.4.  Servicer Not to Resign.....................................60
     Section 5.5.  Delegation of Duties.......................................61
     Section 5.6.  Indemnification of the Issuer by the Servicer..............61
     Section 5.7.  Hedging Requirements.......................................61
     Section 5.8.  General Covenants of the Club Trustee......................62

ARTICLE VI    TERMINATION EVENTS..............................................65

     Section 6.1.  Servicer Termination Events................................65
     Section 6.2.  Trustee to Act; Appointment of Successor...................67
     Section 6.3.  Waiver of Servicer Termination Events......................68
     Section 6.4.  Notification to Noteholders................................68

ARTICLE VII   TERMINATION.....................................................70

     Section 7.1.  Termination................................................70

ARTICLE VIII  MISCELLANEOUS...................................................71

     Section 8.1.  Acts of Noteholders........................................71
     Section 8.2.  Recordation of Agreement...................................71
     Section 8.3.  Duration of Agreement......................................71
     Section 8.4.  Successors and Assigns.....................................71
     Section 8.5.  Severability...............................................71
     Section 8.6.  Governing Law; Submission to Jurisdiction..................71
     Section 8.7.  Counterparts...............................................72
     Section 8.8.  Amendment..................................................72
     Section 8.9.  Specification of Certain Tax Matters.......................72
     Section 8.10. Notices....................................................73
     Section 8.11. Benefits of Agreement......................................74
     Section 8.12. Legal Holidays.............................................74
     Section 8.13. No Petition................................................74
     Section 8.14. Limitation of Liability of Owner Trustee...................74

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

EXHIBITS:
---------

     Exhibit A     Form of Addition Date Notice
     Exhibit B     Club Trust Agreement
     Exhibit C     Collection Policy
     Exhibit D     Credit Policy
     Exhibit E     List of Resorts
     Exhibit F     List of Servicing Officers
     Exhibit G     Form of Request For Release Of Documents
     Exhibit H     Form of Addition Agreement
     Exhibit I     Form of Substitution Agreement
     Exhibit J     Description of Magnetic Tape preparation
     Exhibit K     Form of Servicer Extension Notice
     Exhibit L     Form of Monthly Report

SCHEDULES:
----------

     Schedule  I   List Of Receivables
     Schedule  II  Lock-Box Bank
     Schedule  III Form of Additional Resort Information
     Schedule  IV  Summary Report
     Schedule  V   Backup Servicing Fee Schedule
     Schedule  VI  Club Trustee Covenants

     This AMENDED AND RESTATED SALE AND SERVICING AGREEMENT dated as of April 17, 2002 by and among BXG RECEIVABLES NOTE TRUST 2001-A, a Delaware business trust (the "Issuer" or the "Trust"), BLUEGREEN RECEIVABLES FINANCE CORPORATION V, a Delaware corporation (the "Depositor"), BLUEGREEN CORPORATION, a Massachusetts corporation, in its capacities as the Seller and the Servicer (respectively, together with its permitted successors and assigns in such capacities, the "Seller" or the "Servicer"), CONCORD SERVICING CORPORATION, an Arizona corporation, in its capacity as Backup Servicer (together with its successors and assigns in such capacity, the "Backup Servicer"), Vacation Trust, Inc., a Florida corporation, as Club Trustee under the Club Trust Agreement (the "Club Trustee"), and U.S. BANK NATIONAL ASSOCIATION (formerly known as U.S. Bank Trust National Association), a national banking association, in its capacity as the indenture trustee on behalf of the Noteholders (together with its successors and assigns in such capacity, the "Indenture Trustee") and in its capacity as Custodian under the Custodial Agreement (together with its successors and assigns in such capacity, the "Custodian") amends and restates in its entirety, the Sale and Servicing Agreement dated as of June 29, 2001, by the parties hereto (the "Old Sale and Servicing Agreement").

     WHEREAS, the Seller is engaged in the business of originating, purchasing and servicing contracts and mortgage loans secured by timeshare Intervals (as defined herein);

     WHEREAS, the Seller desires to sell to the Depositor and the Depositor desires to purchase from the Seller, and the Depositor desires to sell to the Issuer and the Issuer desires to purchase from the Depositor, from time to time, certain contracts and mortgage loans and certain monies received with respect thereto after the applicable Cut-Off Date or Additional Cut-Off Date; and

     WHEREAS, the Club Trustee is a limited purpose entity which, on behalf of the Beneficiaries, holds title to certain Intervals and Deeds relating to Receivables sold pursuant to this Agreement; and

     WHEREAS, the Servicer has agreed to service the Receivables, in accordance with the terms of this Agreement; and

     WHEREAS, Concord Servicing Corporation is willing to serve as Backup Servicer hereunder;

     WHEREAS, U.S. Bank National Association is willing to serve as Custodian under the Custodial Agreement and Indenture Trustee under the Indenture; and

     WHEREAS, ING Capital LLC has acquired all the Issuer's Asset-Backed Notes, Series 2001-A from Credit Suisse First Boston, New York Branch ("CSFB"), has replaced CSFB as Agent under the Related Documents and has requested the changes to the Old Sale and Servicing Agreement reflected herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Issuer, the Depositor, the Seller, the Servicer, the Backup Servicer, the Custodian, and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION


     Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below: Except as otherwise specified herein or as the context may otherwise require, for all purposes of this Agreement, capitalized terms used but not otherwise defined herein have the meanings set forth in the Indenture.

     "Accommodation": As defined in the Club Trust Agreement.

     "Account": Any account established in accordance with Section 3.1 hereof.

     "Addition Agreement": As defined in Section 2.5.

     "Additional Cut-Off Date": With respect to any Addition Date the 15th day of the month immediately preceding such Addition Date.

     "Additional Receivable": Each Receivable which pursuant to Section 2.5 is included as an Additional Receivable and Substitute Receivables.

     "Additional Resorts": Those certain timeshare vacation resorts which the Agent may approve in the future and with respect to which Receivables may be purchased under this Agreement, which written approval shall be in the Agent's reasonable discretion and for which the Seller and the Depositor shall provide the closing materials described in Exhibit I-2 to Schedule III hereto.

     "Addition Date": Any date on which Additional Receivables are conveyed to the Issuer pursuant to Section 2.5, such date not to be later than the Facility Termination Date, including the Initial Addition Date.

     "Addition Date Notice": The Addition Date Notice, substantially in the form of Exhibit A attached hereto and delivered pursuant to Section 2.5 hereof.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent": ING Capital LLC, in its capacity as agent for the purchasers parties to the Note Purchase Agreement and its successors and assigns in such capacity.

     "Aggregate Outstanding Receivable Balance": With respect to any group of Receivables as of any date, the sum of the outstanding Receivable Balances of all such Receivables in such group as of such date.

     "Agreement": This Sale and Servicing Agreement, as it may be amended from time to time, including the Exhibits and Schedules hereto.

     "Amortization Event": As defined in Section 5.1 of the Indenture.

     "Aruba Receivables": A Receivable relating to the Resort commonly known as LaCabana Beach and Racquet Club.

     "Asset Pool": At any time, all then outstanding Assets which have been conveyed to the Trust under this Agreement.

     "Assets": As defined in Section 2.3 of this Agreement.

     "Assignment": With respect to the Receivables, the original instruments of assignment of such Receivables in recordable form by the Seller in blank or in the name of the Indenture Trustee on behalf of the Noteholders.

     "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon, such Person; with respect to the Depositor or the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on or before the Initial Addition Date; with respect to the Indenture Trustee or Custodian, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     "Available Funds": As to any Payment Date, the sum of all amounts described in clauses (i) through (vii) inclusive, of Section 4.2(b) received by the Servicer (including any amounts paid by the Servicer and the Seller and excluding any amounts not required to be deposited in the Note Account pursuant to Section 4.2(b) or withdrawn by the Indenture Trustee or the Servicer pursuant to Sections 4.3(b), (c), (d), (e) or (f) in respect of the Receivables) during the related Collection Period. No amount included in this definition by virtue of being described by any component of the definition thereof shall be included twice by virtue of also being described by any other component or otherwise.

     "Backup Servicer": Concord Servicing Corporation, an Arizona corporation, and any successor hereunder.

     "Backup Servicing Agreement": The Amended and Restated Backup Servicing Agreement dated as of April 17, 2002, among the Issuer, the Depositor, the Servicer, the Agent, the Backup Servicer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "Backup Servicing Fee": As defined in the Backup Servicing Agreement.

     "Beneficiary": As defined in the Club Trust Agreement.

     "BIF": The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or, if at any time after the execution of this Agreement the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banking institutions in the states of Delaware, New York, Massachusetts or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     "Capital Stock": With respect to a Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     "Carry-Forward Amount": As to any Payment Date, the sum of (i) the amount, if any, by which (x) the Current Interest for the immediately preceding Payment Date exceeded (y) the amount of the actual distribution made to the Noteholders on such immediately preceding Payment Date pursuant to Section 3.2(a)(iv) or 3.2(b)(iv) hereof plus (ii) 30 days' interest on such excess at the Base Rate (as defined and calculated in the Note Purchase Agreement) plus 1.0% per annum to the extent permitted by law.

     "Charge Card Fee Payment": With respect to each payment made by an Obligor by use of a credit card, the aggregate of all processing and transaction fees deducted from such payment.

     "Closing Date": June 29, 2001.

     "Club": The club formed pursuant to the Club Trust Agreement as well as any other club approved by the Trust.

     "Club Management Agreement": The Amended and Restated Management Agreement between Bluegreen Resorts Management, Inc. and Vacation Trust, Inc. dated as of May 18, 1994, as amended from time to time.

     "Club Managing Entity": Bluegreen Resorts Management, Inc., a Delaware corporation, in its capacity as manager of the Club and owner of the Club's reservation system and its permitted successors and assigns.

     "Club Trust Agreement": Collectively, that certain Bluegreen Vacation Club Amended and Restated Trust Agreement, dated as of May 18, 1994, among Bluegreen Vacations Unlimited, Inc., the Club Trustee, Bluegreen Resorts Management, Inc. and Bluegreen Vacation Club, Inc., as amended, restated or otherwise modified from time to time, set forth on Exhibit B to this Agreement together with all other agreements, documents and instruments governing the operation of the Club.

     "Club Trustee": Vacation Trust, Inc., a Florida corporation, in its capacity as trustee under the Club Trust Agreement and its permitted successors and assigns.

     "Code": The Internal Revenue Code of 1986, as amended.

     "Collection Period": With respect to each Payment Date, the period commencing on the sixteenth (16th) day of the second month preceding the month of such Payment Date and ending on the fifteenth (15th) day of the month immediately preceding the month of such Payment Date; provided that the Collection Period with respect to the initial Payment Date shall commence on the day after the initial Cut-Off Date and end on the fifteenth day of the month prior to the first Payment Date.

     "Collection Policy":. The Collection Policy attached hereto as Exhibit C, as amended or supplemented from time to time with the prior written consent of the Agent.

     "Collections": With respect to any Receivable and related Assets, all cash collections and other cash proceeds of such Assets received after the Cut-Off Date.

     "Completed Units": A Unit at a Resort or Additional Resort which has been fully constructed and furnished, has received a valid permanent certificate of occupancy, is ready for occupancy and is subject to a timeshare declaration.

     "Computer Disk": The computer disk generated by the Servicer which provides information relating to the Receivables and which is used by the Servicer in servicing the Receivables conveyed to the Depositor pursuant to this Agreement (and any Addition Agreement or Substitution Agreement), and includes the master file and the history file as well as servicing information with respect to the Receivables.

     "Consolidated Net Worth": On a consolidated basis for Bluegreen and its subsidiaries, at any date, (i) the sum of (a) capital stock taken at par or stated value plus (b) capital of Bluegreen in excess of par or stated value relating to capital stock plus (c) retained earnings (or minus any retained earning deficit) of Bluegreen minus (ii) the sum of treasury stock, capital stock subscribed for and unissued and other contra-equity accounts, all determined in accordance with GAAP.

     "Corporate Trust Office": The meaning specified in the Indenture.

     "Credit Policy": The Seller's credit policy or policies and practices, existing on the date hereof and attached hereto as Exhibit D, as amended, supplemented or otherwise modified and in effect from time to time in compliance with the terms of the Note Purchase Agreement.

     "Current Interest": With respect to any Payment Date, the Note Monthly Interest with respect to the related Interest Period plus the related Carry-Forward Amount.

     "Custodial Agreement": That certain Amended and Restated Custodial Agreement dated as of April 17, 2002 by and among the Indenture Trustee, the Agent, the other Persons from time to time parties thereto, the Issuer, the Custodian and Bluegreen Corporation, as the same may be amended, supplemented or otherwise modified from time to time providing for the custody and maintenance of the Receivables Documents relating to the Receivables.

     "Custodian": As defined in recitals.

     "Cut-Off Date": With respect to each Purchased Receivable (including Additional Receivables), the date specified in the related List of Receivables, after which Collections on such Purchased Receivable are to constitute part of the Asset Pool.

     "Cut-Off Date Principal Balance": As to any Receivable, the original principal amount of such Receivable minus all payments applied to reduce such original principal amount on or before the Cut-Off Date or Additional Cut-Off Date, as the case may be.

     "Deeds": The writing evidencing title in the Club Trustee on behalf of the Beneficiaries referred to in, and subject to the other provisions of, the Club Trust Agreement, with respect to Intervals relating to Receivables.

     "Defaulted Receivable": A Receivable in the Asset Pool as to which either of the following shall have occurred (i) the Servicer has determined in its sole discretion, in accordance with its customary and usual practices, that such Receivable is not collectible, or (ii) all or part of any payment due thereunder is 90 days or more Delinquent.

     "Default Ratio (Serviced)": As of any Test Date, the product of (i) 12 and
(ii) the ratio, (expressed as a percentage) the numerator of which is the aggregate outstanding principal balance of all Tested Assets which became defaulted during the related Fiscal Month and, pursuant to the Servicer's procedures, were placed into inventory and made available for re-sale (less any reinstatements), and the denominator of which is the aggregate outstanding principal balance of all Tested Assets as of the end of such Fiscal Month.

     "Defective Receivable": Any Receivable subject to repurchase by the Seller pursuant to Section 2.1 or 2.2.

     "Delinquency Ratio (Serviced)": With respect to any Test Date, the ratio (expressed as a percentage) of (i) the aggregate outstanding receivables balance of all Tested Assets that were 30 days Delinquent or greater (excluding Test Assets that were included in the calculation of Default Ratio (Serviced) and are serviced by the Servicer divided by (ii) the aggregate outstanding receivables balance of all such Test Assets, in each case as of the last day of the related Fiscal Month.

     "Delinquent": A Receivable is Delinquent if, with respect to such Receivable, any payment thereon is not made by the Obligor by the close of business on the related Due Date. A

Receivable is "30 days Delinquent" if such payment has not been received by the close of business on the 30th day following the related Due Date. By way of example, an Obligor whose Due Date is April 1 and did not make such payment as of the close of business on May 1 (30 days past the related Due Date) would be considered "30 days Delinquent" as of the open of business on May 2nd.

     "Deposit Amount": With respect to any substitution of Receivables pursuant to Section 2.5 or Section 4.11, the positive excess, if any, of (i) the Aggregate Outstanding Receivable Balance of the Replaced Receivables over (ii) the Aggregate Outstanding Receivable Balance as of the related Cut-Off Date of the Receivables being transferred to the Asset Pool on any Business Day in respect of such substitution.

     "Depositor": Bluegreen Receivables Finance Corporation V, a Delaware corporation, or any permitted successor or assign.

     "Determination Date": With respect to any Payment Date, the day which is three (3) Business Days prior to such Payment Date.

     "Due Date": With respect to any Receivable, the day of the month on which the Monthly Payment is due from the Obligor exclusive of any days of grace.

     "Eligible Account": A segregated trust or direct deposit account with a Qualified Institution.

     "Eligible Investments": One or more of the following:

          (a) Federal funds, certificates of deposit, time deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated at least A-1 by Standard & Poor's and P-1 by Moody's (a "Qualified Bank");

          (b) Deposits of any bank or savings and loan association (the long-term deposit rating of which is Baa2 or better by Moody's and BBB or better by Standard & Poor's) which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are insured by the FDIC and made in aggregate amounts less than the limits insured by the FDIC;

          (c) Commercial paper (having original maturities of not more than 270 days) rated in the highest short-term rating categories of Standard & Poor's and Moody's;

          (d) Investments in no-load money market funds registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act and rated AAAm or AAAm-G by Standard & Poor's and Aaa by Moody's;

          (e) direct obligations of, and obligations fully guaranteed by, the United States of America;

          (f) repurchase agreements fully collateralized by possession of obligations of the type specified in clause (e) above; provided, however, that investments in such repurchase agreements shall mature within three days of the acquisition thereof and; provided further, that such agreements shall be entered into with a Qualified Bank;

          (g) money market accounts or money market mutual funds investing primarily in obligations of the United States government, and further investing exclusively in debt obligations, provided, however, that such money market accounts or money market mutual funds shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's;

          (h) Demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or any Affiliate of the Indenture Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and /or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term deposits of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) are rated at least P-1 by Moody's and at least A-1 by Standard & Poor's; and

          (i) such other investments as may from time to time be agreed to by the Servicer and the Agent in writing;

     provided that no instrument described above shall evidence either the right to receive (i) only interest with respect to the obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that all instruments described hereunder shall mature at par on or prior to the next succeeding Payment Date unless otherwise provided in this Agreement and that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

     "Eligible Receivable": For any date of determination, any Receivable which satisfies the following conditions:

               (i) each representation and warranty with respect to such Receivable set forth in Section 2.2 hereof, on such date of determination, is true and correct; provided that representations 2.2(a)(iii) (payments past due), and 2.2(a)(lv) (Defaulted Receivable) shall not be included in this definition because such Receivables are addressed in clauses (ii) below; and

               (ii) such Receivable is not a Defaulted Receivable.

For purposes of this definition and the calculation of the Borrowing Base, the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements (including the truth and accuracy of each of the representations and warranties described in (i) above) will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements). It being further agreed and understood that the sole remedy against the Seller under the Sale and Servicing Agreement for a breach of a representation or warranty by the Seller in Section 2.2(a) shall be the repurchase or substitution of the related Receivable in accordance with the terms hereof.

     "Equity Offering": An offering by Bluegreen Corporation of any of its Capital Stock.

     "Excluded Receivables Balance": With respect to any day, the sum, without duplication, of the following amounts:

               (i) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables relating to an Obligor or group of Affiliate Obligors exceeds 0.20% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (ii) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables other than Land Receivables with an initial term to maturity of more than 120 months exceeds 1% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (iii) the amount by which the Aggregate Outstanding Receivables Balance of any Eligible Receivables relating to any Obligor or Affiliate Obligors exceeds $100,000, plus

               (iv) the amount by which the Aggregate Outstanding Receivables Balance of Aruba Receivables relating to Obligors that are non-United States resident exceeds 40% of the Aggregate Outstanding Receivables Balance of all Aruba Receivables, plus

               (v) the amount by which the Aggregate Outstanding Receivables Balance of Receivables relating to Obligors that are non-United States resident exceeds 10% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (vi) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables relating to Land Receivables exceeds 15% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (vii) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables relating to Land Receivables exceeds 10% of the Facility Limit, plus

               (viii) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables relating to Aruba Receivables exceeds 5% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (ix) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables relating to Aruba Receivables exceeds 5% of the Facility Limit, plus

               (x) the amount of the Aggregate Outstanding Receivables Balance of Eligible Receivables with a Receivable Rate of less than 14.90% necessary to increase the weighted average Receivable Rate (weighted on the basis of Receivable Balance) of all Eligible Receivables to at least 14.90%, plus

               (xi) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables relating to any one Resort exceeds 40% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (xii) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables relating to Obligors with billing addresses in any one state exceeds 20% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (xiii) the amount by which the Aggregate Outstanding Receivables Balance of all Eligible Receivables for which the related Obligor is an employee or a relative of an employee of Bluegreen or any Subsidiary exceeds 0.5% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables, plus

               (xiv) the amount by which the Aggregate Outstanding Receivables Balance of Eligible Receivables which have been impaired, waived, altered, or modified more than once exceeds 1% of the Aggregate Outstanding Receivables Balance of all Eligible Receivables.

     "Extension Date": April 17, 2002.

     "Facility Limit": As of the Extension Date, $125,000,000, and thereafter aggregate amount of the Commitments (as defined in the Note Purchase Agreement and as such Commitments may be reduced from time to time pursuant to the Note Purchase Agreement); provided, however, that on the date of the closing of the initial Takeout Financing (as defined in the Note Purchase Agreement), unless the Agent shall have delivered a letter to the contrary to the Issuer, the "Facility Limit" shall be reduced to $75,000,000.

     "Facility Termination Date": As defined in the Note Purchase Agreement.

     "FDIC": The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

     "Fees": As defined in the Note Purchase Agreement.

     "Finance Charges": With respect to a Receivable, any finance, interest, or similar charges owing by an Obligor or another Person pursuant to such Receivable.

     "Fiscal Month": The fiscal month of the Servicer pursuant to the Servicer's financial statements, which for each fiscal quarter shall consist of two fiscal months of four weeks each and one fiscal month of five weeks.

     "Fitch": Fitch, Inc.

     "Force Majeure Delay": With respect to the Servicer, any cause or event which is beyond the control and not due to the negligence of the Servicer, which delays, prevents or prohibits such Person's delivery of the Reports required to be delivered herein or the performance of any other duty or obligation of the Servicer hereunder as the case may be, including, without limitation, computer, electrical and mechanical failures, acts of God or the elements and fire; provided, that no such cause or event shall be deemed to be a Force Majeure Delay unless the Servicer shall have given the Agent written notice thereof as soon as possible after the beginning of such delay.

     "Hedge Agreement": Any interest rate cap agreement, which the Agent may require the Issuer to enter into at any time, pursuant to Section 5.7 hereof.

     "Indebtedness": With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof., and (e) all Indebtedness of other Persons to the extent guaranteed by such Person

     "Indenture": The Amended and Restated Indenture, dated as of April 17, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "Indenture Trustee": U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), a national banking association, the Corporate Trust Office of which is located on the date of execution of this Agreement at 180 East Fifth Street, St. Paul, Minnesota, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor hereunder.

     "Initial Addition Date": The first Addition Date after the Closing Date pursuant to which the Initial Receivables are purchased by the Depositor.

     "Initial Receivables": Each Receivable identified on the List of Receivables delivered on the Initial Addition Date.

     "Insurance Policy": With respect to any Receivable, an insurance policy covering physical damage to or loss of the related Interval or, if applicable, any title commitment or title policy covering the Mortgage, if any, securing such Receivable.

     "Insurance Proceeds": Any proceeds received by the Servicer as a result of the payment of a claim on an Insurance Policy.

     "Insured Expenses": Expenses incurred by the Servicer in connection with a Receivable under which the Obligor is in default, which expenses are covered by a Standard Hazard Insurance Policy and are paid by an insurer under any such policy.

     "Intangible Asset": A nonphysical, noncurrent right that gives Bluegreen or any of its subsidiaries an exclusive or preferred position in the marketplace including but not limited to a copyright, patent, trademark, goodwill, organization costs, capitalized advertising cost, computer programs, licenses for any of the preceding, government licenses (e.g., broadcasting or the right to sell liquor), leases, franchises, mailing lists, exploration permits, import and export permits, construction permits, and marketing quotas.

     "Interest Period": As defined in the Note Purchase Agreement.

     "Interval": With respect to any Resort or Additional Resort, (i) an undivided fee simple ownership interest as a tenant in common or (ii) a Resort Interest that is an ownership interest in real property substantially similar to an ownership interest described in clause (i) above, with respect to any Unit in such Resort or Additional Resort, with a right to use such Unit, or a Unit of such type, generally for one week annually or biannually, together with all appurtenant rights and interests as more particularly described in the Receivables Documents. The term "Interval" shall also include interests in Land Receivables purchased hereunder.

     "Issuer" or "Trust": BXG Receivables Note Trust 2001-A, a Delaware business trust.

     "Land Receivable": Receivables arising in connection with and secured by Mortgages on parcels of real property.

     "Leverage Ratio": With respect to any Person as of a date of determination, the ratio of (i) the Indebtedness of such person on such date to (ii) the Tangible Net Worth of such person on such date.

     "Lien": Any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), equity interest, participation interest, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement or any financing lease having substantially the same economic effect as any of the foregoing.

     "List of Receivables": The list identifying each Receivable constituting part of the Assets, which list shall consist of the initial List of Receivables reflecting the Receivables purchased on the initial Purchase Date, together with any Additional Receivables set forth on each Subsequent List of Receivables transferred to the Trust on the related Addition Date, and which list in each case (a) identifies each Receivable included in the Asset Pool, and (b) sets forth as to each such Receivable (i) the Receivable Balance as of the applicable Cut-Off Date, and (ii) the maturity date for each listed Receivable.

     "Loan-to-Sale Ratio": As to each Land Receivable, the ratio, expressed as a percentage, of the principal amount of such Receivable as of the applicable Cut-Off Date to the purchase price paid by the related Obligor for the parcel of land (including taxes, insurance and any land improvements).

     "Lock-Box Account": An account maintained in the name of the Indenture Trustee at a Lock-Box Bank for the purpose of receiving Collections from Receivables.

     "Lock-Box Bank": Fleet Bank, N.A., or any successor thereto appointed in accordance with the terms of this Agreement.

     "Majority Noteholders": As defined in Section 6.3 hereof.

     "Monthly Payment": With respect to each Receivable and any Collection Period, the payment of principal, if any, and interest due on the Due Date in such Collection Period with respect thereto.

     "Monthly Report": The meaning provided in Section 4.12.

     "Moody's": Moody's Investors Service, Inc. or any successor thereto.

     "Mortgage": Any mortgage, deed of trust, purchase money deed of trust or deed creating a first lien on an Interval to secure debt granted by an Obligor to the originator of the Receivable with respect to the purchase of such Interval and/or the contribution of the same to the Club and otherwise encumbering the related Interval to secure payments or other obligations under such Receivable.

     "Mortgage Note": The original note or other instrument of indebtedness evidencing the indebtedness of an Obligor under a Mortgage.

     "Net Income": The aggregate, for all years or portion of a year ending after the Closing Date, of the consolidated net income (loss) of Bluegreen Corporation and its consolidated Subsidiaries determined in accordance with GAAP.

     "New Equity": The aggregate proceeds of all Equity Offerings after the Closing Date.

     "Note": Any one of the notes substantially in the form attached to the Indenture as Exhibit A.

     "Note Account": The segregated note account established in accordance with
Section 3.1 hereof and maintained at the Corporate Trust Office.

     "Note Monthly Interest": The "Note Monthly Interest" as defined in the Note Purchase Agreement.

     "Note Principal Balance": The meaning set forth in the Indenture.

     "Note Purchase Agreement": The Amended and Restated Note Purchase Agreement dated as of April 17, 2002, among the Issuer, the Depositor, the Seller, the Servicer, the Purchasers parties thereto and the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

     "Noteholder": The Person in whose name a Note is registered in the Register.

     "Obligor": A Person obligated to make payments with respect to a Receivable including any guarantor thereof.

     "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

     "Operative Documents": Collectively, this Agreement, the Indenture, the Certificate of Trust, the Trust Agreement, the Note Purchase Agreement (including the related Fee Letter and all Joinder Supplements and Transfer Supplements), the Custodial Agreement, the Notes, the Certificates, the Backup Servicing Agreement and the Lockbox Agreement.

     "Opinion of Counsel": One or more written opinions of counsel who may, except as otherwise expressly provided herein, be counsel to the Seller or an affiliate of the Seller and who shall be satisfactory to the Indenture Trustee and the Majority Noteholders.

     "Original Aggregate Receivable Balance": The aggregate Cut-Off Date Principal Balance of all Initial Receivables.

     "Original Note Principal Balance": The amount set forth on the Note.

     "Outstanding": The meaning provided in the Indenture.

     "Owner Trustee": Wilmington Trust Company, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

     "Payment Date": The first Business Day of each month, commencing (i) if the Initial Addition Date is prior to the 15th day of any month, the first calendar month after the Initial Addition Date or (ii) otherwise the second calendar month after the Initial Addition Date.

     "Percentage Interest": With respect to any Note at any time, a fraction, expressed as a decimal, the numerator of which is the Note Principal Balance represented by such Note and the denominator of which is the aggregate Note Principal Balance represented by all the Notes. With respect to the Certificates, the portion evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the Certificates.

     "Permitted Liens":

          (a) with respect to Receivables in the Asset Pool:

               (i) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (ii) Liens in favor of the Depositor created pursuant to this Agreement, and (iii) Liens in favor of the Trust and the Indenture Trustee created pursuant to the Indenture and this Agreement;

          (b) with respect to the related Interval:

               (i) materialmen's, warehousemen's, mechanics' and other Liens arising by operation of law in the ordinary course of business for sums not due, (ii) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (iii) Liens in favor of the Depositor created pursuant to this Agreement, (iv) Liens in favor of the Trust and the Indenture Trustee created pursuant to the Indenture and this Agreement, and (v) the Obligor's interest in the Interval under the Receivable whether pursuant to the Club Trust Agreement or otherwise; and

          (c) with respect to Receivables and related Assets in the Asset Pool, any and all rights of the Beneficiaries referred to in the Club Trust Agreement under such Club Trust Agreement.

     "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Principal Distribution Amount": As defined in the Indenture.

     "Purchase": A purchase by the Trust of Receivables and related Assets from the Depositor pursuant to Article II of this Agreement, as described in Section 2.1(a) thereof.

     "Purchase Date": The Initial Purchase Date and any Addition Date thereafter.

     "Purchase Documents": Any purchase agreement and related sale and escrow documents executed and delivered by an Obligor to the Seller or the Additional Resort owners with respect to the purchase of an Interval which is the subject of a Receivable.

     "Purchase Price": With respect to a Receivable, the fair market value of such Receivable as mutually agreed by the Seller, the Depositor and the Issuer, provided that, upon the request of the Agent, from time to time the Seller, the Depositor and the Issuer shall discuss the basis for establishing such fair market value.

     "Purchased Receivable": Any Receivable purchased pursuant to Article II of this Agreement.

     "Qualified Hedge Counterparty": Any financial institution with a short term rating of at least "A-1+" from S&P (or "A-1" if such institution has a long term credit rating of "AA" or higher) and "P-1" from Moody's.

     "Qualified Institution": Either (a) the corporate trust department of the Indenture Trustee, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i)(A) which has either (1) a long-term unsecured debt rating of BBB or better by Standard & Poor's and Baa2 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-2 or better by Standard & Poor's or P-2 or better by Moody's or (B) the parent corporation of which has either (1) a long-term unsecured debt rating of BBB or better by Standard & Poor's and Baa2 or better by Moody's or
(2) a short-term unsecured debt rating or certificate deposit rating of A-2 or better by Standard & Poor's and P-2 or better by Moody's and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

     "Qualified Insurer": Any insurance company or surety or bonding company licensed to do business and issue insurance in all relevant jurisdictions (including, in the case of an insurer under a Standard Hazard Insurance Policy, the jurisdiction in which each Interval covered by such policy is located).

     "Rating Agency": Fitch, Moody's or Standard & Poor's.

     "RDI Receivable": Receivables which have been originated by RDI Group, Inc.

     "Receivable": A promissory note or other contract and its related security, if any, including but not limited to any Mortgage or security interest in the related Interval (any accessions thereto) and any and all rights to payments thereunder including any assignment documents relating thereto (i.e. an allonge relating to a note). Receivables includes Additional Receivables. The term "Receivables" shall also include "Aruba Receivables" and "Land Receivables".

     "Receivable Balance": The actual unpaid principal balance of a Receivable.

     "Receivable Rate": With respect to each Receivable, the interest rate per annum specified in the related Mortgage Note.

     "Receivables Documents": With respect to a Receivable, the Receivable and all documents related to such Receivable, including

               (i) the original of all applicable promissory notes with the related allonge or other assignment attached as required by this Agreement or the Custodial Agreement, signed (which maybe by facsimile) by an authorized officer of the Seller and showing a complete chain of endorsements from the original payee of the promissory note to the Indenture Trustee: "Pay to the order of _____________, without recourse representation or warranty except as provided in the Sale and Servicing Agreement",

               (ii) the original recorded or unrecorded Mortgage with evidence of delivery for filing (or, if the original of the recorded or unrecorded Mortgage is not available, a copy of such recorded or unrecorded Mortgage (with evidence of delivery for filing), in each case certified by an authorized officer of the Seller to be a true and correct copy)

               (iii) an original assignment of the original Mortgage (which may be a part of a blanket assignment of more than one Mortgage Loan), from the Seller to the Indenture Trustee, with evidence of proper recordation, signed by an authorized officer of the Seller (or evidence from a third party that such assignment has been submitted for recordation),

               (iv) the UCC financing statement, if any, evidencing that the security interest granted under such Receivable, if any, has been perfected under applicable state law,

               (v) a copy of any recorded or unrecorded warranty deed transferring legal title to the related Interval or parcel, as applicable, to the Obligor,

               (vi) an original lender's title insurance policy or title commitment or master policy referencing such Receivable and covering the Indenture Trustee for the benefit of the Agent on behalf of the Noteholders,

               (vii) payment records,

               (viii) the original of any related assignment, modification, guarantee or assumption agreement or, if such original is unavailable, a copy thereof certified by an authorized officer of the Seller to be a true and correct copy, current and historical computerized data files,

               (ix) the original of any assumption agreement or any modification extension or refinancing agreement,

               (x) the Purchase Documents,

               (xi) the Assignment of such Receivable,

               (xii) the application of the related Obligor to obtain the financing extended by such Receivable,

               (xiii) all other papers and records of whatever kind or description, whether developed or originated by Bluegreen, the Seller or another Person, required to document, service or enforce a Receivable and

               (xiv) any additional amendments, supplements, extensions, modifications or waiver agreements required to be added to the Receivables Document pursuant to this Agreement, the Credit Policy or the other Operative Documents.

     "Recoveries": Any and all recoveries on account of a Defaulted Receivable, including, without limitation, any and all cash proceeds from the sale of repossessed or foreclosed Interval or other property, Insurance Proceeds and amounts related to overdue interest, as well as any amounts received from the Servicer Purchase/Substitution Option.

     "Register": The note register maintained by the Registrar in accordance with Section 2.3 of the Indenture, in which the names of the Noteholders are set forth.

     "Registrar": The Indenture Trustee, acting in its capacity as Registrar appointed pursuant to the Indenture, or any duly appointed and eligible successor thereto.

     "Remarketing Fees": With respect to the Servicer's activities of remarketing an Interval relating to a Defaulted Receivable for which the Servicer did not exercise the Servicer Purchase/Substitution Option, an amount equal to 50% of the gross resale proceeds of such Interval.

     "Replaced Receivable": Any Receivable which is removed from the Trust Estate pursuant to a substitution as set forth in Section 2.5.

     "Repurchase Price": With respect to any Receivable purchased from the Issuer on any date pursuant to Section 2.2(b) or 2.4 hereof, an amount equal to the sum of (i) the Receivable Balance of such Receivable as of the date of purchase; and (ii) all accrued and unpaid interest on such Receivable to the end of the Collection Period preceding the Payment Date on which such Repurchase Price is included in Available Funds. With respect to any Defaulted Receivable purchased by the Servicer from the Issuer on any date pursuant to Section 4.11 hereof, an amount equal to the greater of (A) the product of (i) 24% and (ii) the initial Receivables Balance for such Receivable at origination and (B) the fair market value of such Defaulted Receivable, as determined by the Servicer.

     "Required Hedge Amount": means 85% of the Eligible Receivable Balance or such lesser amounts specified by the Agent in writing.

     "Required Payment": With respect to any Payment Date, the aggregate amounts owed and distributable pursuant to Section 3.2(a)(i) through (vii) on such Payment Date.

     "Reservation System": The reservation system utilized by the Club and owned and managed by the Club Managing Entity or the services contracted by the Club Managing Entity with a third party.

     "Reserve Account": The segregated reserve account established in accordance with Section 3.1 hereof and maintained at the Corporate Trust Office.

     "Reserve Requirement": With respect to any Payment Date, if the Borrowing Base is less than $5,000,000 as of the related Determination Date, $500,000, otherwise zero.

     "Resort Interest": As defined in the Club Trust Agreement.

     "Resorts": Those certain timeshare vacation resorts listed on Exhibit E hereto and any Additional Resorts.

     "SAIF": The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989 or, if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     "Securities Act": The Securities Act of 1933, as amended.

     "Seller": As defined in the preamble.

     "Servicer": As defined in the preamble.

     "Servicer Extension Notice": As defined in Section 4.23 hereof.

     "Servicer Purchase/Substitution Option": As defined in Section 4.11 hereof.

     "Servicer Termination Event": As defined in Section 6.1 hereof.

     "Servicing Certificate": A certificate completed and executed by a Servicing Officer on behalf of the Servicer.

     "Servicing Fee Rate": 1.50% per annum.

     "Servicing Fee": With respect to any Payment Date, an amount equal to the product of (i) 1/12, (ii) the Servicing Fee Rate, and (iii) the Aggregate Outstanding Receivable Balance of all Receivables held by the Issuer as of the first day of the preceding Collection Period.

     "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Servicer, as such list may be amended from time to time, initially set forth in Exhibit F hereto.

     "Servicing Standard": As defined in Section 4.1(b) hereof.

     "Stale Intervals": An Interval which has not been remarketed by the Servicer which relates to a Receivable which is 360 days delinquent.

     "Standard Hazard Insurance Policy": With respect to each Receivable, the policy of fire and extended coverage insurance (and any federal flood insurance, if and to the extent applicable) required to be maintained for the related Interval as provided herein.

     "Standard & Poor's": Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

     "Subordinated Indebtedness": Indebtedness of Bluegreen which is denoted in Bluegreen's audited financial statements as "subordinated indebtedness".

     "Subsequent List of Receivables": A list, in the form of the initial List of Receivables delivered on the Initial Purchase Date, but which list includes and separately identifies, with respect to such list delivered in connection with a conveyance of Additional Receivables, each Additional Receivable transferred to the Trust pursuant to the related Addition Agreement or Substitution Agreement.

     "Substitute Receivable" Any Receivable delivered in substitution for a Replaced Receivable pursuant to Section 2.5 hereof.

     "Subsidiary": With respect to a Person, (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Bluegreen Corporation but in no event will the term "Subsidiary" include the Trust or any other entity created solely for the purpose of performing an analogous role in prior securitization transactions by Bluegreen.

     "Substitution Agreement": As defined in Section 2.5.

     "Tangible Net Worth": Consolidated Net Worth minus Intangible Assets plus Subordinated Indebtedness.

     "Test Date": With respect to any Fiscal Month, the 10th of the month immediately following such Fiscal Month, or if such day is not a Business Day, the next succeeding Business Day. For example, if a Fiscal Month ended on July 28th, the related Test Date would be August 10th and if such Fiscal Month ended on August 2nd , the related Test Date would also August 10th.

     "Tested Asset": Each asset serviced by the Servicer other than land receivables, RDI Receivables, sampler loans and conversion loans.

     "Timeshare Association": A not-for-profit corporation under applicable state law which is responsible for operating and maintaining a Resort or an Additional Resort pursuant to the terms of a declaration and/or timeshare declaration.

     "Timeshare Documents": With respect to any Resort, the documents relating to the sale of Intervals by the Seller, its Subsidiaries or RDI Group, Inc.

     "Transfer Condition": With respect to any date of determination and any Substitute Receivable or Defaulted Receivable repurchased from the Trust pursuant to Section 2.5 or 4.11 hereof, the transfer condition shall be satisfied if that after giving effect to such transfer, the Aggregate Outstanding Receivable Balance (determined as of the applicable Cut-Off Date for each such Receivable) of all Substitute Receivables and all Defaulted Receivables repurchased pursuant to Section 2.5 or 4.11 hereof is less than 20% of the Aggregate Outstanding Receivable Balance all Eligible Receivables as of such date of determination.

     "Trust Agreement": The Amended and Restated Trust Agreement dated as of April 17, 2002 by and among the Depositor, GSS Holdings, Inc. and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

     "Trust Estate": As defined in the Indenture.

     "UCC": The Uniform Commercial Code as in effect on the date hereof and from time to time in effect in New York; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of the Depositor, the Trust or the Indenture Trustee in and to the Assets is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term UCC shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     "Unit(s)": One individual air-space condominium unit, cabin, villa, cottage or townhome within a Resort or Additional Resort, together with all furniture, fixtures and furnishings therein, and together with any and all interests in common elements appurtenant thereto, as provided in the related Declaration; provided that the definition of "Unit" shall not include or apply to those units relating a campground/tent site, recreational vehicle site or other non-permanent building or structure.

     "Upgrade": An event whereby an Obligor purchases a greater number of Vacation Points than such Obligor previously had.

     "Vacation Points": As defined in the Club Trust Agreement.

     Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

     Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement. Section references are to this Agreement unless otherwise stated.

     Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Notes may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction. Any opinion delivered hereunder shall be addressed to the Indenture Trustee in addition to other addressees.

                                END OF ARTICLE I

                                   ARTICLE II

                        REPRESENTATIONS AND WARRANTIES OF
                    THE DEPOSITOR, THE SERVICER, THE SELLER,
                 THE CLUB TRUST, THE CLUB TRUSTEE AND CONVEYANCE
                               OF THE RECEIVABLES

     Section 2.1. Representations and Warranties of the Depositor, the Seller and the Servicer. (a) Each of the Depositor, the Seller, the Servicer and the Backup Servicer individually, and not jointly and severally, represents and warrants as to itself that, as of the Closing Date, the Extension Date, and each Addition Date:

               (i) It is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power and authority to own its assets and to transact the business in which it is currently engaged. It is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement and the other Operative Documents to which it is a party, (c) the enforceability of the Receivables or (d) the ability to foreclose on the related Intervals;

               (ii) It has the power and authority to make, execute, deliver and perform this Agreement and the other Operative Documents to which it is a party and to consummate all of the transactions contemplated under this Agreement and the other Operative Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party. When executed and delivered, this Agreement and the other Operative Documents to which it is a party will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) It holds all necessary licenses, certificates and permits from all government authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Operative Documents to which it is a party, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

               (iv) The execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to it or any of its properties or any provision of its organizational documents, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

               (v) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by it for use in connection with the purchase of the Receivables and the transactions contemplated hereunder and by the other Operative Documents will contain any untrue statement of a material fact, or omit a material fact necessary to make the certificate, statement or report not misleading;

               (vi) The transactions contemplated by this Agreement and the other Operative Documents to which it is a party are in the ordinary course of its respective businesses;

               (vii) It is not insolvent, nor will it be made insolvent by the transfer of the Receivables, nor is it aware of any pending insolvency as to itself;

               (viii) It is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect its condition (financial or otherwise) or operations or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

               (ix) There are no actions or proceedings against, or investigations of it, pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit it from entering into this Agreement and the other Operative Documents to which it is a party,
          (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement and the other Operative Documents to which it is a party;

               (x) The Seller represents and warrants that it did not and will not sell the Receivables to the Depositor and the Depositor represents and warrants that it did not and will not sell the Receivables to the Issuer with any intent to hinder, delay or defraud any of their respective creditors;

               (xi) Each of the Depositor and the Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim;

               (xii) Each of the Depositor and the Seller represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller and the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

               (xiii) All pension or profit sharing plans of the Seller have been fully funded in accordance with applicable obligations;

               (xiv) Neither the Depositor nor the Seller has dealt with any broker, banker, agent or other person (other than the Agent and its Affiliates, the Indenture Trustee and the Custodian and their respective counsel) that may be entitled to any commission or compensation in connection with the sale of the Receivables;

               (xv) The names and addresses of all the Lock-Box Banks, together with the account numbers of the lock-box accounts of Servicer (provided that Bluegreen or its Affiliate corporation is the Servicer) maintained in connection with the Operative Documents at such Lock-Box Banks, are specified in Schedule II (or have been notified to the Indenture Trustee in accordance with Section 8.10);

               (xvi) Reservation System. The Seller represents and warrants that other than with respect to the services contracted for by the Club Managing Entity with a third party which rights under such contracts shall be licensed (on a non-exclusive basis) to the Indenture Trustee for the benefit of the Noteholders, the Reservation System is owned by the Club Managing Entity free and clear of any liens or security interests, but subject to the provisions of the Club Management Agreement and the Club Trust Agreement, and the Club has the right to utilize such system under and pursuant to Club Management Agreement. The Club Management Agreement is in full force and effect and no default on the part of the Club Trustee or the Club Managing Entity exists thereunder. Bluegreen owns 100% of the equity capital of the Club Managing Entity;

               (xvii) Club Trust Agreement. The Seller represents and warrants that the Club Trust Agreement, of which a true and correct copy is attached hereto as Exhibit B, is in full force and effect;

               (xviii) The Seller represents and warrants that the Bluegreen Vacation Club Trust is an arrangement of contractual rights and obligations duly established in accordance with the Club Trust Agreement under the laws of the State of Florida for the purpose of holding and preserving certain property for the benefit of the beneficiaries referred to in the Club Trust Agreement. The Club Trustee has all necessary trust and other authorizations and powers required to carry out its obligations under the Club Trust Agreement in the State of Florida and in all other states in which it owns Resort Interests. The Bluegreen Vacation Club Trust is not a corporation or business trust under the laws of the State of Florida. The Bluegreen Vacation Club Trust is not taxable as an association, corporation or business trust under federal law or the laws of the State of Florida;

               (xix) The Seller represents and warrants that the Club Trustee is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida. The Club Trustee is authorized to transact business in no other state. The Club Trustee is not an affiliate of the Servicer for purposes of Chapter 721, Florida Statutes and is in compliance with the requirements of such Chapter 721 requiring that it be independent of the Servicer;

               (xx) The Seller represents and warrants that the Club Trustee had all necessary corporate power to execute and deliver, and has all necessary corporate power to perform its obligations under this Agreement, the other Operative Documents to which it is a party, the Club Trust Agreement and the Club Management Agreement. The Club Trustee possesses all requisite franchises, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to discharge its obligations under the Club Trust Agreement;

               (xxi) The Seller represents and warrants that a certified copy of the Club Trust Agreement has been delivered to the Agent together with all amendments and supplements in respect thereof;

               (xxii) The Seller represents and warrants that the Club Trustee holds all right, title and interest in and to all of the Resort Interests related to the Receivables solely for the benefit of the Beneficiaries referred to in, and subject in each case to the provisions of, the Club Trust Agreement and the other documents and agreements related thereto. Except with respect to the Mortgages, the Club Trustee has permitted none of such Resort Interests to be made subject to any lien or encumbrance during the time it has been a part of the trust estate under the Club Trust Agreement;

               (xxiii) The Seller represents and warrants that there are no actions, suits, proceedings, orders or injunctions pending against the Bluegreen Vacation Club Trust or the Club Trustee, at law or in equity, or before or by any governmental authority which, if adversely determined, could reasonably be expect to have a material adverse effect on the Trust Assets or the Club Trustee's ability to perform its obligations under the Operative Documents;

               (xxiv) The Seller represents and warrants that neither the Bluegreen Vacation Club Trust nor the Club Trustee has incurred any indebtedness for borrowed money (directly, by guarantee, or otherwise);

               (xxv) The Seller represents and warrants that all ad valorem taxes and other taxes and assessments against the Bluegreen Vacation Club Trust and/or its trust estate have been paid when due and neither the Servicer nor the Club Trustee knows of any basis for any additional taxes or assessments against any such property. The Bluegreen Vacation Club Trust has filed all required tax returns and has paid all taxes shown to be due and payable on such returns, including all taxes in respect of sales of Owner Beneficiary Rights (as defined in the Club Trust Agreement) and Vacation Points;

               (xxvi) The Seller represents and warrants that the Bluegreen Vacation Club Trust and the Club Trustee are in compliance in all material respects with all applicable laws, statutes, rules and governmental regulations applicable to it and in compliance with each material instrument, agreement or document to which it is a party or by which it is bound, including, without limitation, the Club Trust Agreement;

               (xxvii) The Seller represents and warrants that except as expressly permitted in the Club Trust Agreement, the Club Trustee has maintained the One-to-One Beneficiary to Accommodation Ratio (as such terms are defined in the Club Trust Agreement);

               (xxviii) The Seller represents and warrants that Bluegreen Vacation Club, Inc. is a non-stock corporation duly formed, validly existing and in good standing under the laws of the State of Florida;

               (xxix) The Seller represents and warrants that upon purchase of the Receivables and related Trust Estate hereunder, the Issuer is an "Interest Holder Beneficiary" under the Club Trust Agreement and each of the Receivables constitutes "Lien Debt", "Purchase Money Lien Debt" and "Owner Beneficiary Obligations" under the Club Trust Agreement; and

               (xxx) The Seller represents and warrants that except as disclosed to the Agent in writing, each Mortgage associated with a Receivable and granted by the Club Trustee or the Obligor on the related Receivable, as applicable, has been duly executed, delivered and recorded by or pursuant to the instructions of the Club Trustee under the Club Trust Agreement and such Mortgage is valid and binding and effective to create the lien and security interests in favor of the Indenture Trustee. Each of such Mortgages was granted in connection with the financing of a sale of a Resort Interest.

          (b) The representations and warranties set forth in this Section shall survive each sale and assignment of Receivables to the Issuer. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders, the Person discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of such breach or, with the prior written consent of the Agent, such longer period specified in such consent, the Depositor, the Seller or the Servicer (provided that Bluegreen Corporation or its Affiliate is the Servicer), as appropriate, shall cure such breach in all material respects or repurchase or substitute any Receivable as to which the interests of the Noteholders are materially and adversely affected pursuant to
Section 2.4 of this Agreement.

     Section 2.2. Representations and Warranties of the Seller Regarding the Receivables. (a) The Seller represents and warrants to the Issuer and the Indenture Trustee for the benefit of the Noteholders, as follows, with respect to each Initial Receivable, as of the Initial Addition Date and with respect to each Additional Receivable, as of the related Addition Date that:

               (i) payments due under the Receivable are fully-amortizing and payable in level monthly installments, and such obligation bears a fixed rate of interest;

               (ii) the Obligor thereunder has made a down payment by cash, check or credit card of at least 10% percent of the actual purchase price (including closing costs) of the Interval (which cash down payment may, in the case of Upgrades only, be represented by the principal payments on such Receivable since its date of origination) and no part of such payment has been made or loaned to Obligor by Bluegreen, the Depositor or an Affiliate thereof;

               (iii) as of the related Cut-Off Date, no principal or interest due with respect to the Receivable is more than thirty (30) days Delinquent;

               (iv) the Obligor is not an Affiliate of Bluegreen or any Subsidiary; provided that solely for the purposes of this representation, a relative of an employee and employees of Bluegreen or any Subsidiary (or any of its Affiliates) shall not be deemed to be an "Affiliate";

               (v) immediately prior to the conveyance of the Receivable to the Depositor, the Seller will own full legal and equitable title to such Receivable, and the Receivable (and the Interval related thereto) is free and clear of adverse claims, liens and encumbrances and is not subject to claims of rescission, invalidity, unenforceability, illegality, defense, offset, abatement, diminution, recoupment, counterclaim or participation or ownership interest in favor of any other Person;

               (vi) the Receivable (other than an Aruba Receivable) is secured directly by a first priority Mortgage on the purchased Interval;

               (vii) the timeshare estate mortgaged by or at the direction of the related Obligor constitutes a fee interest in real property at the related Resort that entitles the holder of the interest to the use of a specific property for a specified number of days each year or every other year; the related Mortgage has been delivered for filing and recordation with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first Lien on the related Interval and such Mortgage creates a valid, binding and enforceable first Lien on the related Interval, subject only to Permitted Liens; and the Seller is in compliance with any Permitted Lien respecting the right to the use of such Interval; each of the Assignments of such related Mortgage and each related endorsement of the related Mortgage Note constitutes a duly executed, legal, valid, binding and enforceable assignment or endorsement, as the case may be, of such related Mortgage and related Mortgage Note, and all monies due or to become due thereunder, and all proceeds thereof;

               (viii) with respect to the Obligor and a particular single Interval purchased by such Obligor, there is only one original Mortgage and Mortgage Note (and in the case of an Aruba Receivable, only one purchase and finance agreement); all parties to the related Mortgage and the related Mortgage Note (and in the case of an Aruba Receivable, purchase and finance agreement) had legal capacity to enter into such Receivables Documents and to execute and deliver such related Receivables Documents, and such related Receivables Documents have been duly and properly executed by such parties; any amendments to such related Receivables Documents required as a result of any mergers involving the Seller or its predecessors, to maintain the rights of the Seller or its predecessors thereunder as a mortgagee (or seller in the case of the Aruba Receivables) have been completed;

               (ix) at the time the related originator originated such Receivable to the related Obligor, such originator had full power and authority to originate such Receivable and the Obligor had good and indefeasible fee title or good and marketable fee simple title or in the case of Aruba Receivables a cooperative interest, as applicable, to the Interval securing such Receivable, free and clear of all Liens, except for Permitted Liens;

               (x) the related Mortgage (or, in the case of an Aruba Receivable, the related purchase and finance agreement) contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the related Interval of the benefits of the security interests intended to be provided thereby, including (a) if the Mortgage is a deed of trust, by trustee's sale, including power of sale and/or (b) otherwise by judicial foreclosure or power of sale; there is no exemption available to the related Obligor which would interfere with the mortgagee's right to sell at a trustee's sale or power of sale or right to foreclose such related Mortgage, as applicable (or, in the case of an Aruba Receivable, the seller's right to sell or power of sale or right to foreclose in respect of the related Interval);

               (xi) the related Mortgage Note or promissory note, as applicable, is not and has not been secured by any collateral except the Lien of the related Mortgage or purchase and finance agreement, as applicable.

               (xii) if a Mortgage secures a Receivable, the title to the related Interval is insured (or a binding commitment for title insurance, not subject to any conditions other than standard conditions applicable to all binding commitments, has been issued) under a mortgagee title insurance policy issued by a title insurer qualified to do business in the jurisdiction where the related Interval is located in a form generally acceptable to prudent originators of similar mortgage loans, insuring the Seller or its predecessor and its successors and assigns, as to the first priority mortgage Lien of the related Mortgage in an amount equal to the outstanding Receivable Balance of such Receivable, and otherwise in form and substance acceptable to the Agent; the Seller or its assign is a named insured of such mortgagee's title insurance policy; such mortgagee's title insurance policy is in full force and effect; no claims have been made under such mortgagee's title insurance policy and no prior holder of such Receivable has done or omitted to do anything which would impair the coverage of such mortgagee's title insurance policy; no premiums for such mortgagee's title insurance policy, endorsements and all special endorsements are past due;

               (xiii) the Seller has not taken (or omitted to take), and has no notice that the related Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other insurance policy on the related Interval;

               (xiv) all applicable intangible taxes and documentary stamp taxes were paid as to the related Receivable;

               (xv) the proceeds of the Receivable have been fully disbursed, there is no obligation to make future advances or to lend additional funds under the originator's commitment or the documents and instruments evidencing or securing the Receivable and no such advances or loans have been made since the origination of the Receivable;

               (xvi) the terms of the Mortgage Note or other Receivables Document have not been impaired, waived, altered or modified in any respect, except (x) by written instruments which are part of the related Receivables Documents or (y) in accordance with the Credit Policy or the Servicing Standard (provided that no Receivable has been impaired, waived, altered, or modified in any respect more than once). No other instrument has been executed or agreed to which would effect any such impairment, waiver, alteration or modification; the Obligor has not been released from liability on or with respect to the Receivable, in whole or in part; if required by law or prudent originators of similar loans in the jurisdiction where the related Interval is located, all waivers, alterations and modifications have been filed and/or recorded in all places necessary to perfect, maintain and continue a valid first priority Lien of the Mortgage (or, in the case of the Aruba Receivables, the purchase and finance agreement) subject only to Permitted Liens;

               (xvii) other than Aruba Receivables, the Receivable is principally and directly secured by an interest in real property;

               (xviii) the Receivable was originated by the Seller or one of its Affiliates in the normal course of its business; the Receivable originated by the Seller or one of its Affiliates was underwritten in accordance with its underwriting guidelines previously approved by the Agent; the origination, servicing and collection practices used by the Seller and its Affiliates with respect to the Receivable have been in all respects, legal, proper, prudent and customary;

               (xix) the related Receivable is assignable to and by the obligee and its successors and assigns and the related Interval is assignable upon liquidation of the related Receivable, without the consent of any other Person (including any condominium association, homeowners' or timeshare association), and there are no other restrictions on resale thereof except as may be imposed by law;

               (xx) the related Mortgage (or, in the case of the Aruba Receivables, the related lien) is and will be prior to any Lien on, or other interests relating to, the related timeshare estate;

               (xxi) there are no delinquent or unpaid taxes, ground rents (if any), water charges, sewer rents or assessments outstanding with respect to any of the Intervals, nor any other outstanding Liens or charges affecting the Intervals that would result in the imposition of a Lien on the Interval affecting the Lien of the Mortgage (or, in the case of the Aruba Receivables, the purchase and finance agreement) or otherwise materially affecting the interests of the Indenture Trustee on behalf of the Noteholders in the related Receivables;

               (xxii) other than with respect to delinquent payments of principal or interest 30 or fewer days past due as of the Cut-Off Date, there is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note or any other document or instrument evidencing, guaranteeing, insuring or otherwise securing the Receivable, and no event which, with the lapse of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder; and the Seller has not waived any such material default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note or any such other document or instrument;

               (xxiii) neither the Obligor nor any other Person has the right, by statute, contract or otherwise, to seek the partition of the Interval;

               (xxiv) the Receivable has not been satisfied, canceled, rescinded or subordinated, in whole or in part; no portion of the Interval has been released from the Lien of the Mortgage (or, in the case of the Aruba Receivables, the purchase and finance agreement), in whole or in part; no instrument has been executed that would effect any such satisfaction, cancellation, rescission, subordination or release; the terms of the Mortgage (or, in the case of the Aruba Receivables, the purchase and finance agreement) do not provide for a release of any portion of the Interval from the Lien of the Mortgage (or, in the case of the Aruba Receivables, the purchase and finance agreement) except upon the payment of the Receivable in full;

               (xxv) the Seller and any of its Affiliates and, to the best of the Seller's knowledge, each other party which has had an interest in the Receivable is (or, during the period in which such party held and disposed of such interest, was) in compliance with any and all applicable filing, licensing and "doing business" requirements of the laws of the state wherein the Interval is located to the extent necessary to permit the Seller to maintain or defend actions or proceedings with respect to the Receivable in all appropriate forums in such state without any further act on the part of any such party;

               (xxvi) there is no current obligation on the part of any other person (including any buy down arrangement) to make payments on behalf of the Obligor in respect of the Receivable;

               (xxvii) the Timeshare Associations relating to the Resort in which the related Interval is located were duly organized and are validly existing; a manager (the "Manager") manages such Resort and performs services for the Timeshare Associations, pursuant to an agreement between the Manager and the respective Timeshare Associations, such contract being in full force and effect; the Manager and the Timeshare Associations have performed in all material respects all obligations under such agreement and are not in default under such agreement;

               (xxviii) the Resort in which the related Interval is located is insured in the event of fire, earthquake, or other casualty for the full replacement value thereof, and in the event that the Interval should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds, the Timeshare Associations are required, during the time such Interval is covered by such insurance, under the applicable governing instruments either to repair or rebuild the portions of the project in which the Interval is located or to pay such proceeds to the holders of any Mortgage (or, in the case of the Aruba Receivables, the purchase and finance agreement) secured by a timeshare estate in the portions of the project in which the Interval is located; the Resort, if located in a designated flood plain, maintains flood insurance in an amount not less than the maximum level available under the National Flood Insurance Act of 1968, as amended; each Resort has business interruption insurance and general liability insurance in such amounts generally acceptable in the industry; each Resort's insurance policies are in full force and effect with a generally acceptable insurance carrier;

               (xxix) the related Mortgage trust (or, in the case of the Aruba Receivables, the purchase and finance agreement) gives the obligee and its successors and assigns the right to receive and direct the application of insurance and condemnation proceeds received in respect of the Interval, except where the related condominium declarations, timeshare declarations or applicable state law provide that insurance and condemnation proceeds be applied to restoration of the improvements;

               (xxx) each rescission period applicable to the Receivable has expired;

               (xxxi) no selection procedures were intentionally utilized by the Seller in selecting the Receivables, which the Seller knew were materially adverse to the Indenture Trustee or the Noteholders;

               (xxxii) the residential units related to the Receivables in the related Resort have been completed in all material respects as required by applicable state and local laws, free of all defects that could give rise to any claims by the related Obligors under home warranties or applicable laws or regulations, whether or not such claims would create valid offset rights under the law of the State in which the Resort is located; to the extent required by applicable law, valid certificates of occupancy for such residential units have been issued and are currently outstanding; the Seller or its Affiliate has complied in all material respects with all obligations and duties incumbent upon the developers under the related timeshare declaration (each a "Declaration"), as applicable, or similar applicable documents for the related Resort; no practice, procedure or policy employed by the Timeshare Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such Timeshare Association which, if enforced, would reasonably be expected to (a) have a material adverse impact on such timeshare association or the ability of such Timeshare Association to do business, (b) have a material adverse impact on the financial condition of the Timeshare Association, or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of the Timeshare Association; the related Resort and the present use thereof does not violate any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, so as to materially adversely affect the value or use of such Resort or the performance by the Timeshare Association of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration; there is no condition presently existing, and to the best knowledge of the Seller, no event has occurred or failed to occur prior to the date hereof, concerning the related Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to materially and adversely affect the present use of such Resort or the financial condition or business operations of the related Timeshare Association, or the value of the Notes;

               (xxxiii) except for Land Receivables, the original principal balance of such Receivable does not exceed $25,000, and with respect to Land Receivables, the original principal balance of such Receivable does not exceed $50,000;

               (xxxiv) payments with respect to the Receivable are to be in legal tender of the United States;

               (xxxv) all monthly payments on the Receivable have been made by the Obligor and not by the Seller or any Affiliate of the Seller on the Obligor's behalf;

               (xxxvi) the Receivable relates to a Resort;

               (xxxvii) the Receivable constitutes either "chattel paper", a "general intangible" or an "instrument" as defined in the UCC as in effect in all applicable jurisdictions;

               (xxxviii) the sale, transfer and assignment of the Receivable and the related Assets does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale, transfer and assignment of the Receivable and related Assets does not require the consent of the Obligor;

               (xxxix) each of the Receivable, the related Assets, related Assignment, related Mortgage, Related Mortgage Note and each other related Receivables Document are in full force and effect, constitute the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms subject to the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, assignment, liquidation, conservatorship or moratorium, and is not subject to any dispute, offset, counterclaim or defense whatsoever;

               (xl) the Receivable relates to a Completed Unit and the related Assets do not, and the origination of each Receivable did not, contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, retail installment sales, truth in lending, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto has been or is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Receivable and the related Assets; no Receivable was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, conveyance or assignment of such Receivable would be unlawful, void or voidable;

               (xli) (i) no bankruptcy is currently existing with respect to the Obligor, (ii) the Obligor is not insolvent and (iii) the Obligor is not an Affiliate of the Depositor or the Seller;

               (xlii) the Receivable shall not have an initial term to maturity of more than 120 months;

               (xliii) except for Land Receivables, the Receivable shall not have a Receivable Rate less than 12.90% per annum;

               (xliv) the Obligor has made at least two (2) month's aggregate required payments with respect to the Receivable (not including any down payment);

               (xlv) if a Resort is subject to a construction loan, the construction lender shall have signed and delivered a non-disturbance agreement (which may be contained in such lender's mortgage) pursuant to which such construction lender agrees not to foreclose on any Intervals relating to Receivables which have been sold pursuant to this Agreement;

               (xlvi) such Receivable is not an RDI Receivable;

               (xlvii) the Intervals and the related Resorts are free of material damage and waste and are in good repair and fully operational; there is no proceeding pending or threatened for the total or partial condemnation of or affecting any Interval or taking of the Interval by eminent domain; the Intervals and the Resorts in which the Intervals are located are lawfully used and occupied under applicable law by the owner thereof;

               (xlviii) the portions of the Resorts in which the Intervals are located which represent the common facilities are free of material damage and waste and are in good repair and condition, ordinary wear and tear excepted;

               (xlix) no foreclosure or similar proceedings have been instituted and are continuing with respect to such Receivable or the related Interval;

               (l) with respect to Aruba Receivables only, Bluegreen shall own, directly or indirectly, 100% of the economic and voting interests of Bluegreen Properties, N.V.;

               (li) except for Land Receivables, the Receivable does not have an original term to maturity in excess of 180 months;

               (lii) the capital reserves and maintenance fee levels of the Timeshare Associations related to the Resorts are adequate in light of the operating requirements of such Timeshare Associations;

               (liii) except as required by law, the Receivable may not be assumed without the consent of the obligee;

               (liv) the Obligor under the Receivable has not had its rights under the Club Trust Agreement suspended;

               (lv) the Receivable is not a Defaulted Receivable;

               (lvi) if such Receivable is a Land Receivable, the related Loan-to-Sale Ratio is equal to or less than 75%;

               (lvii) no selection procedures adverse to the interests of the Noteholders shall have been utilized in selecting the Receivables for sale and transfer under the Operative Documents;

               (lviii) except as approved by the Agent in writing, such Receivable when combined with each Purchased Receivable would not cause any Receivables to be an Excluded Receivable; and

               (lix) the payments under the Receivable are not subject to withholding taxes imposed by any foreign governments.

          (b) It is understood and agreed that the representations and warranties set forth in this Section are made as of the applicable date set forth above and shall survive the conveyance of the Receivables and the delivery of the respective Receivables Documents to the Custodian or Indenture Trustee and the termination of the rights and obligations of the Servicer pursuant to
Section 5.4 and 6.1. Upon discovery by the Depositor, the Seller, the Servicer, the Custodian or the Indenture Trustee of a breach of any of the foregoing representations and warranties, which materially and adversely affects the interest of the Indenture Trustee in the related Receivable, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall cure such breach in all material respects or shall purchase such Receivable from the Issuer or substitute a new Receivable for such Receivable pursuant to Section 2.5. Any such repurchase by the Seller shall be at the Repurchase Price and in each case shall be accomplished in the manner set forth in Section 2.4. For clarity, it is understood that the Receivables, related Receivables Documents and other Assets will be conveyed by the Seller to the Depositor and by the Depositor to the Issuer pursuant to the terms hereof without recourse, representation on warranty except as expressly provided therein. Without limiting the foregoing, none of the Seller, the Depositor or any of their respective subsidiaries shall be responsible for payments on the Receivables, and any credit risks associated therewith shall be borne by the Issuer and the holders of any obligations of the Issuer.

     Section 2.3. Conveyance of the Receivables. By execution of this Agreement, the Seller does hereby transfer, assign, set over and otherwise convey to the Depositor, and the Depositor does hereby transfer, assign, set-over and otherwise convey to the Issuer, (i) all of its respective right, title and interest in and to each Receivable identified on the List of Receivables, including the related Receivables Documents, from time to time existing (x) at the close of business on the Cut-Off Date, in the case of the Initial Receivables and (y) at the close of business on each Additional Cut-Off Date, in the case of Additional Receivables sold or transferred pursuant to Section 2.5,
(i) the Mortgages and other instruments or documents securing such Receivables;
(ii) the portions of its interest in any Insurance Policies relating to such Receivable; (iii) each Assignment; (iv) all rights under any Hedge Agreements; and (v) all payments on and proceeds of any of the foregoing after the applicable Cut-Off Date (the property in clauses (i)-(v), being the "Assets"). The transfer by the Seller to the Depositor, by the Depositor to the Issuer of the Receivables set forth herein is absolute and is intended by all parties hereto to be treated as a sale by the Seller to the Depositor, by the Depositor to the Issuer. Pursuant to the Indenture, the Issuer will pledge the Trust Estate to the Indenture Trustee for the benefit of the Noteholders. The foregoing does not constitute and is not intended to result in the creation or assumption by the Issuer, the Custodian, the Indenture Trustee or any Noteholder of any obligation of the Seller, the Servicer or any other Person in connection with the Receivables Documents or under any agreement or instrument relating thereto, including any obligation to make future advances.

     In consideration of such transfers, the Depositor will pay to the Seller in cash a purchase price equal to the Purchase Price of each Receivable transferred, and the Issuer will pay to the Depositor in cash a purchase price equal to the Purchase Price of each Receivable transferred. The Purchase Price will be paid on the Addition Date related to Receivables transferred on such date. To the extent that there is no Purchase Price or the cash portion of the Purchase Price for the Receivables is less than the fair market value thereof, the difference shall be deemed a capital contribution by the Seller to the Depositor. The Purchase Price shall be payable in full by wire transfer on the related Addition Date to an account designated by the Seller and the Depositor respectively on or before such Addition Date.

     In the event that, despite the express intent of the parties, any such conveyance is deemed to be a loan and not an absolute sale, each of the Seller, the Depositor and the Issuer intend that such conveyance be deemed to constitute a security interest and the Seller hereby grants in favor of the Depositor, and the Depositor hereby grants in favor of the Issuer a first priority perfected security interest in and to the Trust Estate and that with respect to such conveyance this Agreement shall constitute a security agreement under applicable law, and that any subsequent conveyances pursuant to this Agreement shall be deemed to be assignments of such secured party's security interest.

     In connection with the sale, transfer, assignment, and conveyance from the Seller to the Depositor, the Seller has filed, in the appropriate office or offices in each of the States of Massachusetts and Florida, a UCC-1 financing statement executed by the Seller as debtor, naming the Depositor as secured party, naming the Indenture Trustee as assignee of the secured party and listing the Receivables and the other property described above as collateral. The characterization of the Seller as the debtor and the Depositor as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Seller's entire right, title and interest in the Receivables. In connection with such filing, the Seller agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Depositor's interest in the Receivables.

     In connection with the sale, transfer, assignment, and conveyance from the Depositor to the Issuer, the Depositor has filed, in the appropriate office or offices in each of the States of Delaware and Florida, a UCC-1 financing statement executed by the Depositor as debtor, naming the Issuer as secured party, naming the Indenture Trustee as assignee of the secured party and listing the Receivables and the other property described above as collateral. The characterization of the Depositor as the debtor and the Issuer as the secured party in such financing statements is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale of the Depositor's entire right, title and interest in the Trust Estate. In connection with such filing, the Depositor agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Issuer's interest in the Trust Estate.

     In connection with the pledge of the Trust Estate from the Issuer to the Indenture Trustee, on behalf of the Noteholders, the Issuer has filed, in the appropriate office or offices in the State of Delaware, a UCC-1 Financing Statement executed by the Issuer as debtor, naming the Indenture Trustee, for the benefit of the Noteholders, as the secured party and listing the Receivables and the other property described above as collateral. In connection with such filing, the Issuer agrees that it shall cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's interest in the Trust Estate for the benefit of the Noteholders.

          (a) Each of the Club Trust, the Club Trustee, the Depositor and the Seller hereby agrees (i) on or prior to the Initial Addition Date, in the case of the Initial Receivables and (ii) on or prior to the applicable Addition Date, in the case of Additional Receivables, to make the appropriate entries in its general accounting records, to indicate that Receivables have been transferred to the Indenture Trustee and constitute part of the Issuer in accordance with the terms of the trust created thereunder.

          (b) Neither the Custodian nor Indenture Trustee shall have any responsibility for reviewing any Receivables Document except as expressly provided in this Section 2.3 or the Custodial Agreement. In reviewing any Receivables Document pursuant to this Section, the Custodian shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

     Section 2.4. Acceptance by Indenture Trustee. The Indenture Trustee hereby acknowledges the sale and assignment of the Receivables. If the Seller or the Servicer is given notice under Section 2.1(b) or 2.2(b) of a breach of a representation as provided therein and if the Seller does not correct or cure such omission or defect within the 30-day or 60-day period specified in Section 2.1(b) or 2.2(b), as the case may be, the Seller shall purchase such Receivable from the Issuer as of the Determination Date in the month in which such period expired at the Repurchase Price of such Receivable or substitute such Receivable pursuant to Section 2.5. In addition, pursuant to and subject to Section 4.11, the Servicer may, but shall have no obligation to, exercise the Servicer Purchase/Substitution Option with respect to Defaulted Receivables. The Repurchase Price for the repurchased Receivable shall be deposited in the Note Account no later than the Business Day prior the date on which such repurchase occurs. Upon receipt by the Indenture Trustee of written notification of such deposit signed by an officer of the Seller or the Servicer, the Indenture Trustee or the Custodian shall release to the Seller or the Servicer, as applicable, the related Receivables Document and the Indenture Trustee shall execute and deliver a release of lien in the form of Exhibit G hereto. It is understood and agreed that the obligation of the Seller to repurchase or substitute any Receivable as to which a material defect in or breach exists pursuant to Section 2.2(b) shall constitute the sole remedy hereunder against the Seller respecting such defect or omission available to the Depositor, the Issuer, the Noteholders and the Indenture Trustee on behalf of Noteholders.

     The Servicer (provided that Bluegreen Corporation or its Affiliate is the Servicer) promptly following the transfer of a repurchased Receivable from the Issuer pursuant to this Section 2.4 shall make appropriate entries in its records to reflect such repurchase.

     Section 2.5. Additional Purchases, Transfers and Substitution of Receivables. On each Business Day on or prior to the Facility Termination Date, subject to and in compliance with the conditions set forth below and in Section 2.3, the Seller and the Depositor may at their option (x) replace a Receivable currently in the Asset Pool (a "Replaced Receivable") with one or more Additional Receivables (provided that the Aggregate Outstanding Receivable Balance as of the related Cut-Off Date for the Receivables being transferred to the Asset Pool on any Business Day plus any Deposit Amount shall not be less than the Aggregate Outstanding Receivable Balance of the Replaced Receivables); or (y) sell and transfer Additional Receivables to the Issuer. On the Initial Addition Date in the case of the Initial Receivables and Addition Date with respect to any Additional Receivables, the Depositor shall purchase from the Seller, and the Seller shall sell to the Depositor, and the Issuer shall purchase from the Depositor, and the Depositor will sell to the Issuer, such Initial Receivables and Additional Receivables, in each case the Receivable Balance sold being established as of the close of business on the applicable Cut-Off Date as set forth in Section 2.3. As a condition to each transfer and purchase of Receivables:

               (i) the Seller and the Depositor shall have provided the Indenture Trustee and the Agent with an Addition Date Notice.

               (ii) the Servicer shall have delivered to the Indenture Trustee, the Backup Servicer and the Agent an updated Computer Disk.

               (iii) the Seller and the Depositor shall have delivered to the Indenture Trustee a duly executed written assignment in favor of the Issuer, in substantially the form of Exhibit H hereto (the "Addition Agreement") or, in the case of substitute Receivables, substantially in the form of Exhibit I hereto (the "Substitution Agreement"), which shall include a Subsequent List of Receivables listing the Additional Receivables;

               (iv) after giving effect to such conveyance, the Additional Receivables, the Transfer Condition shall remain satisfied;

               (v) the Seller and the Issuer shall remit to the Indenture Trustee for deposit in the Note Account all principal and interest collected in respect of such Initial Receivables or Additional Receivables after the related Cut-Off Date;

               (vi) each of the representations and warranties made by the Seller and the Depositor pursuant to Article II hereof shall be true and correct as of the related Addition Date, and the Seller and the Depositor shall have performed all obligations to be performed by them hereunder on or prior to such Addition Date;

               (vii) with respect to any substitution and replacement of Receivables, the Seller shall have deposited into the Lock-Box Account any Deposit Amount applicable thereto; and

               (viii) the Seller and the Depositor shall, at their own expense, on or prior to the Addition Date, have indicated in their Computer Disk and Records that the Additional Receivables identified on the Subsequent List of Receivables in the Addition Agreement or Substitution Agreement as applicable, have been sold to the Trust through the Depositor pursuant to this Agreement.

     Upon satisfaction of the preceding conditions in connection with any replacement of existing Receivables in the Asset Pool with substitute Receivables effected in accordance with this Section 2.5, the Indenture Trustee shall, automatically and without further action, be deemed to transfer to the Depositor, free and clear of any Lien created pursuant to this Agreement or the Indenture, all of the right, title and interest of the Issuer in, to and under the related Replaced Receivable and the Indenture Trustee shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other recourse, representation or warranty, express or implied.

                                END OF ARTICLE II

                                  ARTICLE III

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 3.1. Establishment of Accounts. The Indenture Trustee shall establish and maintain, at the Corporate Trust Office (i) a separate trust account (the "Note Account") titled "U.S. Bank National Association, as Indenture Trustee of BXG Receivables Note Trust 2001-A, Note Account" and (ii) a separate trust account (the "Reserve Account") titled "U.S. Bank National Association, as Indenture Trustee of BXG Receivables Note Trust 2001-A, Note Reserve". Each of the Note Account and the Reserve Account shall be an Eligible Account.

     Section 3.2. Flow of Funds. On each Payment Date, after giving effect to
(i) Borrowings on such day and the disbursements of the proceeds of such Borrowings, (ii) the purchase of Receivables and the payment of the Purchase Price for Receivables transferred pursuant hereto as reflected in the Computer Disk delivered on such day and (iii) any purchases or repurchases of Receivables by the Seller or Servicer pursuant to the terms hereof on such day and the payment of the Purchase Price therefor, the Indenture Trustee shall withdraw Available Funds from the Note Account and any amounts transferred from the Reserve Account to the Note Account pursuant to Section 3.3(f) and make the following allocations or disbursements from such Available Funds in the following order of priority, and each such disbursement shall be treated as having occurred only after all preceding allocations or disbursements have occurred:

          (a) If such Payment Date is before the Facility Termination Date,

               (i) First, to the Servicer, if not Bluegreen or an Affiliate thereof, the accrued and unpaid Servicing Fee;

               (ii) Second, to the Backup Servicer, the accrued and unpaid Backup Servicing Fee, and to the Owner Trustee, the Indenture Trustee and the Custodian, the related accrued and unpaid fees then due;

               (iii) Third, to the Agent for the benefit of the Noteholders for distribution pursuant to the Indenture, the Current Interest;

               (iv) Fourth, to the Agent, any Fees due and owing;

               (v) Fifth, to the Agent for the benefit of the Noteholders for distribution pursuant to the Indenture, the Principal Distribution Amount for such Payment Date;

               (vi) Sixth, to the Agent, any other amounts due and owing under the Note Purchase Agreement;

               (vii) Seventh, to the Reserve Account, the excess, if any, of the Reserve Requirement over the amount on deposit in the Reserve Account after making the distributions in clauses (i) through (vi) above;

               (viii) Eighth, to the Servicer, if Bluegreen or an Affiliate thereof, the Servicing Fee and any amounts previously paid by the Servicer pursuant to Section 3.4 below;

               (ix) Ninth, to the Custodian, the Backup Servicer, the Indenture Trustee and the Owner Trustee, to the extent not previously paid, for the reimbursement of the fees and expenses of the Custodian, the Backup Servicer, the Indenture Trustee and the Owner Trustee incurred under the Operative Documents;

               (x) Tenth, if Bluegreen or an Affiliate thereof is the Servicer, to the Servicer, any accrued and unpaid Remarketing Fees;

               (xi) Eleventh, to the Certificate Distribution Account, the remainder or such lesser amount as the Issuer (acting at the direction of the Residual Interest Owner), by prior written notice to the Indenture Trustee, elects to have distributed to the Residual Certificateholders; and

               (xii) Twelfth, any remainder to remain on deposit in the Note Account.

          (b) If such Payment Date is on or after the Facility Termination Date,

               (i) First, to the Servicer the accrued and unpaid Servicing Fee;

               (ii) Second, to the Backup Servicer, the accrued and unpaid Backup Servicing Fee, and to the Owner Trustee, the Indenture Trustee and the Custodian, the related accrued and unpaid fees then due;

               (iii) Third, for distribution pursuant to the Indenture, the Current Interest;

               (iv) Fourth, to the Agent, any Fees due and owing;

               (v) Fifth, to the Agent, any other amounts due and owing under the Note Purchase Agreement;

               (vi) Sixth, for distribution pursuant to the Indenture, the Principal Distribution Amount until the Note Principal Balance is reduced to zero;

               (vii) Seventh, to the Custodian, the Backup Servicer, the Indenture Trustee and the Owner Trustee, to the extent not previously paid, for the reimbursement of the fees and expenses of the Custodian, the Backup Servicer, the Indenture Trustee and the Owner Trustee incurred under the Operative Documents;

               (viii) Eighth, if Bluegreen or an Affiliate thereof is the Servicer, to the Servicer, any accrued and unpaid Remarketing Fees; and

               (ix) Ninth, to the Certificate Distribution Account, the remainder.

     Section 3.3. Investment of Accounts; Reserve Account.

          (a) Consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee for the benefit of the Noteholders shall be invested and reinvested by the Indenture Trustee in trust for the benefit of the Noteholders, as directed in writing by the Servicer (provided that Bluegreen Corporation or its Affiliate is the Servicer), in one or more Eligible Investments. The bank serving as Indenture Trustee or any Affiliate thereof may be the obligor on any investment which otherwise qualifies as an Eligible Investment. No investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date (except that if such Eligible Investment is an obligation of the Indenture Trustee, then such Eligible Investment shall mature not later than such Payment Date).

          (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. No investments will be liquidated prior to maturity unless the proceeds thereof are needed for disbursement.

          (c) Subject to the terms of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Indenture Trustee is the obligor thereon).

          (d) If the Servicer shall have failed to give investment directions to the Indenture Trustee as specified in section (a) above then the Indenture Trustee shall invest in federal funds described in clause (a) of the definition of "Eligible Investments" to be redeemable without penalty no later than the Business Day immediately preceding the next Payment Date.

          (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to such Account.

          (f) If on any Determination Date or Addition Date, the Borrowing Base is less than $5,000,000, the Issuer shall deliver to the Indenture Trustee and the Indenture Trustee shall deposit into the Reserve Account an amount equal to the Reserve Requirement. If on any Payment Date before the Facility Termination Date the amount of Available Funds available for distribution on such Payment Date is less than the amount necessary to make the Required Payment for such Payment Date, the Indenture Trustee shall withdraw from the Reserve Account and deposit into the Note Account for distribution on such Payment Date the lesser of the amount then on deposit in the Reserve Account and the amount necessary to make the Required Payment for such Payment Date. If on any Payment Date the amount on deposit in the Reserve Account is greater than the Required Reserve Amount, the Indenture Trustee shall withdraw the amount of such excess and deposit it into the Note Account for distribution on such Payment Date. Upon satisfaction of all amounts owing under the Operative Documents and termination of the Indenture, the Indenture Trustee shall release to the Issuer or its designee any amounts remaining on deposit in the Reserve Account.

     Section 3.4. Payment of Issuer Expenses.

          (a) The Servicer (provided that Bluegreen Corporation or its Affiliate is the Servicer) shall promptly pay the amount of the fees and expenses of the Indenture Trustee, Backup Servicer, the Owner Trustee and the Custodian not covered or paid by Section 3.2.

          (b) The Seller shall pay directly on the Closing Date the reasonable fees and expenses of counsel to the Indenture Trustee, the Custodian, the Backup Servicer and the Owner Trustee.

          (c) Each of the Seller and Servicer (provided that Bluegreen Corporation or its Affiliate is the Servicer) accepts its obligations and agrees to perform the duties assigned to it in the Trust Agreement and the Indenture.

     Section 3.5. Accounting and Directions by Servicer. By 12:00 noon, New York time, on the Business Day preceding each Payment Date (or such earlier date as shall be agreed by the Servicer and the Indenture Trustee), the Servicer (provided that Bluegreen Corporation is the Servicer) shall notify the Depositor, the Seller, the Indenture Trustee and the Agent, of the following information with respect to such Payment Date (which notification may be given by facsimile):

          (1) The Current Interest (based upon the Note Monthly Interest Calculation provided by the Agent pursuant to Section 2.6 of the Note Purchase Agreement); and

          (2) The Note Principal Balance before giving effect to payments on such Payment Date.

     Section 3.6. Reports by the Servicer to Agent.

          (a) Provided that Bluegreen Corporation or its Affiliate is the Servicer, on each Payment Date, the Servicer shall prepare and transmit to the Owner Trustee, the Indenture Trustee and the Agent a report that contains the following:

               (i) the amount of all distributions allocable to principal on the Notes;

               (ii) the amount of all distributions allocable to interest on the Notes;

               (iii) the amount of the distribution of any other amounts with respect to the Noteholders;

               (iv) all other amounts distributed pursuant to Section 3.2;

               (v) if the interest amount portion paid to the Noteholders on such Payment Date was less than the Current Interest on such Payment Date, the Carry Forward Amount resulting therefrom;

               (vi) the principal amount of the Notes which will be Outstanding after giving effect to any payment of principal on such Payment Date and the Borrowing Base as of the close of business on the second preceding Business Day;

               (vii) the weighted average Receivable Rate of the Receivables based on the Receivable Balances of the Receivables as of the close of business on the second preceding Business Day; and

               (viii) any other information reasonably requested by the Agent.

          (b) Provided that Bluegreen Corporation or its Affiliate is the Servicer, in addition, on each Payment Date, the Servicer will furnish to the Owner Trustee, the Indenture Trustee and the Agent, together with the information described in subsection (a) preceding, the following information:

               (i) the number and aggregate principal balances of Receivables
          (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business on the last day of the related Collection Period, (d) the numbers and aggregate Receivable Balances of all Receivables as of the last day of the related Collection Period and (e) the percentage that each of the amounts represented by clauses (a), (b) and (c) represent as a percentage of the respective amounts in clause (d); and

               (ii) all Repurchase Prices paid with respect to the preceding Collection Period.

     Section 3.7. Reports by Servicer.

          (a) Provided that Bluegreen Corporation or one of its Affiliate is the Servicer, the Servicer shall report to the Indenture Trustee, the Depositor, the Seller and the Agent, with respect to the amount on deposit in the Note Account and the identity of the investments included therein, as any of them may from time to time reasonably request. Without limiting the generality of the foregoing, the Servicer shall, at the reasonable request of the Issuer, the Indenture Trustee, the Depositor, the Seller or the Agent transmit promptly to each of them copies of all accountings of receipts in respect of the Receivables.

          (b) Provided that Bluegreen Corporation or one of its Affiliate is the Servicer, the Indenture Trustee shall report to the Agent, the Servicer, the Seller and the Depositor with respect to any written notices it may from time to time receive which provide an Authorized Officer with actual knowledge that any of the statements set forth in Section 2.2(a) hereof are inaccurate.

                               END OF ARTICLE III

                                   ARTICLE IV

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

     Section 4.1. The Servicer.

          (a) The Servicer, as independent contract servicer, shall, for the period described in Section 4.23, service and administer the Receivables and shall have full power and authority, acting alone (except as provided by Section 5.5), to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, the terms of the Receivables and applicable law.

          (b) Servicing Standard. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Receivables, shall employ or cause to be employed procedures and exercise the same care that it customarily employs and exercises in servicing and administering Receivables for its own account, and shall otherwise service and administer the Receivables in accordance with accepted servicing practices of prudent servicers of timeshare receivables and, (provided that Bluegreen Corporation or its Affiliate is the Servicer), giving due consideration to the Noteholders' reliance on the Servicer (the "Servicing Standard"). Provided that Bluegreen Corporation or its Affiliate is the Servicer, without limiting the generality of the foregoing, the Servicer shall:

               (i) Maintenance. For so long as the Servicer controls the Resorts and Additional Resorts, the Servicer shall use commercially reasonable best efforts to maintain the Resorts and Additional Resorts in good repair, working order and condition (ordinary wear and tear excepted).

               (ii) Management Contract. For so long as the Servicer controls the Resorts and the Additional Resorts, the manager, related management contract and master marketing and sale contract (if applicable) for each Resort shall at all times be reasonably satisfactory to the Agent. For so long as the Servicer controls the Timeshare Association for the Resorts or Additional Resorts, and the Servicer or an Affiliate thereof is the manager, the related management contract and master marketing and sale contract may be amended or modified only with the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed.

               (iii) Release and Bonding of Liens. In the event any lien (other than a Permitted Lien) attaches to any Receivable or related Asset from any Person claiming from and through the Servicer or one of its Affiliates which materially adversely affects the Trust's interest in the Receivable, Servicer shall, within the earlier to occur of ten
          (10) days after such attachment or the respective lienholders action to foreclose on such lien, either (a) cause such lien to be released of record, or (b) provide the Indenture Trustee with a bond in accordance with the applicable laws of the state in which the Receivable or related Asset is located, issued by a corporate surety acceptable to the Indenture Trustee, in an amount and in form reasonably acceptable to the Indenture Trustee, or (c) provide the Indenture Trustee with such other security as the Indenture Trustee may reasonably require.

               (iv) Claims. Servicer shall: (a) promptly notify the Indenture Trustee and the Agent of (i) any claim, action or proceeding which may be reasonably expected to have a material adverse effect on the Receivables or related Assets, or any material part thereof, and (ii) any action, suit, proceeding, order or injunction of which Servicer becomes aware after the date hereof pending or threatened against or affecting Servicer or any Affiliate which may be reasonably expected to have a material adverse effect on the Assets or the Servicer's ability to service the same; (b) at the request of Trust with respect to a claim or action or proceeding which arises from or through the Servicer or one of its Affiliates, appear in and defend, at Servicer's expense, any such claim, action or proceeding which would have a material adverse effect on the Assets or the Servicer's ability to service the same; and (c) comply in all respects, and shall cause all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any governmental authority the failure to comply with which would have a material adverse effect on the Assets or the Servicer's ability to service the same.

               (v) Negative Pledge on Reservation System. Except as contemplated by the Operative Documents, the Servicer shall not, and shall not permit the Club Managing entity to, encumber, pledge or otherwise grant a lien or security interest in and to the Reservation System (including, without limitation, all hardware, software and data in respect thereof) and furthermore agrees, and shall cause the Club Managing Entity, to use commercially reasonable efforts to keep the Reservation System operational, not to dispose of the same and to allow the Club the use of, and access to, the Reservation System in accordance with the terms of Club Management Agreement.

               (vi) Modifications of Receivables. The Servicer shall not reschedule, revise downward or defer payments on a Receivable or modify the terms or conditions of the related contract in a manner adverse to the Trust unless the Agent shall have consented in writing to the same, provided that terminating or initiating electronic deductions from bank accounts of Obligors and adjustment in the related Receivable Rate, each in accordance with the terms of the related Receivables Documents, will not constitute a modification of the related Receivable.

               (vii) General. At all times during the term of this Agreement to the extent not required to be retained by the Custodian, Servicer shall maintain complete and accurate files and records pertaining to each Receivable and related Assets and of all business activities and operations conducted by Servicer in connection with its performance under this Agreement. All such files and records shall, upon the

          Indenture Trustee's request, be delivered to the Indenture Trustee or its designee upon early termination of this Agreement.

               (viii) Compliance With Collection Policy. The Servicer shall comply in all material respects with the Collection Policy in effect on the Closing Date (or as amended from time to time with the consent of the Agent) and with the terms of the Receivables.

               (ix) Notices to Obligors. Promptly after the Initial Addition Date and, in any event, not later than five (5) Business Days thereafter, the Servicer will direct all Obligors of Receivables (to the extent not previously directed), and shall instruct all future Obligors of such Receivables, to remit all payments with respect to such Receivables only (i) by check, money order, phone payment, or Western Union Quick Collect mailed to, or generated by, an office of the Servicer, (ii) by check, wire transfer, money order or moneygram to the Lock-Box or Lock-Box Account or (iii) by pre-authorized checking or credit card payment for deposit into the Lock-Box Account.

               (x) Compliance with Agreements and Applicable Laws. The Servicer shall perform each of its obligations under this Agreement and the other Operative Documents and comply with all federal, state and local laws and regulations applicable to it and the Receivables, including those relating to truth in lending, timeshare, real estate, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and environmental laws, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on its ability to perform its obligations hereunder or on its business, properties, assets, or condition (financial or otherwise) of the Servicer and its Subsidiaries taken as a whole.

          (c) On and after such time as the Indenture Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to
Section 5.4, after receipt by the Indenture Trustee of the Opinion of Counsel required pursuant to Section 5.4, the Backup Servicer or the Indenture Trustee's designee shall assume all of the rights and obligations of the Servicer, subject to Section 6.2. Upon any such resignation or removal, the Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to the Backup Servicer or the Indenture Trustee all documents and records relating to the Receivables and an accounting of amounts collected and held by the Servicer and otherwise effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

          (d) The Servicer shall deliver a list of Servicing Officers to the Indenture Trustee on or before the Initial Addition Date and shall revise such list from time to time, as appropriate, and shall deliver all revisions promptly to the Indenture Trustee.

          (e) The Servicer (unless the Backup Servicer is acting as Servicer hereunder) agrees to deposit into the Lock-Box Account pursuant to Section 4.2(b)(iii) from its own funds an amount equal to the Charge Card Fee Payment assessed against each payment on a Receivable made by credit card.

     Section 4.2. Collection of Certain Receivable Payments.

          (a) The Servicer shall make reasonable efforts consistent with the Servicing Standards to collect all payments called for under the terms and provisions of the Receivables and shall follow such collection procedures as shall be consistent with the Servicing Standard and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any prepayment penalty or late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Receivable and
(ii) arrange with an Obligor a schedule for the payment of interest, principal and other amounts due and unpaid; provided that such arrangement is consistent with the Servicer's policies with respect to the timeshare receivables it owns or services and with Section 4.1; provided, further, that notwithstanding such arrangement such Receivables will be included in the monthly information delivered by the Servicer to the Indenture Trustee pursuant to Section 4.12.

          (b) Provided that Bluegreen Corporation or one of its Affiliate is the Servicer, no later than two Business Days following receipt thereof the Servicer (other than payments made by credit card which shall be processed and deposited at least once per week) shall instruct Lock-Box Banks to transfer into the Note Account the following payments and collections received or made by it with respect to each Receivable (without duplication):

               (i) all payments received after the applicable Cut-Off Date or Additional Cut-Off Date on account of principal on the Receivables;

               (ii) all payments received after the applicable Cut-Off Date or Additional Cut-Off Date on account of interest on the Receivables;

               (iii) all Charge Card Fee Payments, Recoveries and Insurance Proceeds;

               (iv) any amounts payable in connection with the repurchase of any Receivable pursuant to Sections 2.1, 2.2, 2.5 and 4.11;

               (v) amounts received in respect of the Hedge Agreement;

               (vi) to the extent not set forth above, any amount required to be deposited in the Note Account pursuant to Sections 3.3(e) or any other provision of this Agreement; and

               (vii) any amounts deposited by the Issuer in the Note Account pursuant to the last sentence of this Section 4.2(b).

     The foregoing requirements respecting deposits to the Note Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit, or instruct the Lock-Box Banks to deposit, in the Note Account amounts representing fees (including annual fees), late charge penalties or other amounts to which the Servicer is entitled pursuant hereto or other amounts received by the Servicer for the accounts of Obligors for application toward the payment of taxes, insurance premiums, assessments and similar items. On any day, the Issuer may deposit such amounts as it may elect, in its sole discretion, in the Note Account.

          (c) All funds in the Note Account shall be invested as provided in
Section 3.3.

          (d) Provided that Bluegreen Corporation or its Affiliate is the Servicer, each of the Servicer and Seller will instruct all Obligors to cause all Collections of Receivables to be deposited directly to a Lock-Box Account with a Lock-Box Bank in accordance with Section 4.1(b)(ix) above. Each Lock-Box Account will be maintained in the name of the Indenture Trustee, in trust for, among others, the Indenture Trustee. Neither the Servicer nor Seller will add or terminate any bank as a Lock-Box Bank from those listed in Schedule II or make any change in its instructions to Obligors regarding payments to be made in respect of the Receivables or payments to be made to any Lock-Box Bank, unless the Indenture Trustee and the Agent shall have received notice of, and the Agent shall have consented in writing to, such addition, termination or change and duly executed copies of agreements with each new Lock-Box Bank. If there shall be any dispute as the application of funds in the Lock-Box Account allocable to the Receivables among any of the Seller, the Servicer, the Depositor, the Noteholders or the Agent, the Indenture Trustee shall follow the instructions of the Agent with respect thereto.

     Section 4.3. Withdrawals from the Note Account. Provided that Bluegreen Corporation or its Affiliate is the Servicer, the Indenture Trustee and, to the extent provided by the last sentence of this Section 4.3, the Servicer shall withdraw or cause to be withdrawn funds from the Note Account for the following purposes pursuant to the written direction of the Servicer:

          (a) to make distributions pursuant to Section 3.2;

          (b) to withdraw any amount received from a Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (c) subject to Section 3.3 hereof, to make investments in Eligible Investments;

          (d) to withdraw any funds deposited in the Note Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person; and

          (e) to clear and terminate the Note Account upon the termination of this Agreement and to pay any amounts remaining therein to the Certificate Distribution Account.

The Servicer shall be permitted to withdraw amounts from the Note Account for the purposes set forth in clauses (b), (c) and (d), out of proceeds of the related Receivable.

     Section 4.4. Maintenance of Hazard Insurance; Property Protection Expenses.

     Provided that Bluegreen Corporation or its Affiliate is the Servicer, the Servicer shall cause to be maintained with respect to each Receivable one or more Standard Hazard Insurance Policies that provide, at a minimum, the same coverage as that provided by a standard form fire and extended coverage insurance policy that is customary for resort timeshares, providing coverage in an amount at least equal to the lesser of (1) the maximum insurable value of the related Interval or (2) the principal balance due from the Obligor under such Receivable; provided, however, that in any event the amount of coverage provided by each Standard Hazard Insurance Policy must be sufficient to avoid the application of any co-insurance clause contained therein. As part of its collection responsibilities, the Servicer shall proceed to collect the premiums due on the Standard Hazard Insurance Policies from the Obligors in accordance with the Servicing Standard. Each Standard Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. Any amounts received under any such policies in respect of the Receivables shall be deposited initially into the Note Account within one Business Day of receipt.

     Section 4.5. Fidelity Bond. Provided that Bluegreen Corporation or its Affiliate is the Servicer, the Servicer shall keep in force throughout the term of this Agreement a policy or policies of insurance issued by a Qualified Insurer covering errors and omissions in the performance of its obligations as Servicer hereunder, including failure to maintain insurance as required by this Agreement, and a fidelity bond in an aggregate amount of at least $5,000,000 covering the Servicer's performance under this Agreement. Such policy or policies and bond shall be in such form and amount as is generally customary among Persons that service pools of timeshare receivables and which Persons are generally regarded as servicers acceptable to institutional investors. The Servicer shall cause to be delivered to the Indenture Trustee and the Agent a certificate of insurance with respect to such fidelity bond and insurance policy.

     Section 4.6. Indenture Trustee to Cooperate. Provided that Bluegreen Corporation or its Affiliate is the Servicer, upon any payment of the outstanding principal balance thereof in full or other satisfaction of a Receivable in accordance with the Credit Policy, the Servicer is authorized to execute, pursuant to the authorization contained in Section 4.1(b), an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Note Account. If the Indenture Trustee or the Custodian is holding the Receivables Documents, from time to time and as appropriate for the servicing or foreclosure of any Receivable, the Indenture Trustee or the Custodian, as the case may be, shall, upon request of the Servicer and delivery to the Indenture Trustee or the Custodian, as the case may be, of a Request for Release, in the form attached as Exhibit D to the Custodial Agreement, signed by a Servicing Officer, release the related Receivables Document to the Servicer, and the Indenture Trustee shall execute such documents in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the Receivables Document to the Indenture Trustee or the Custodian when the need therefor by the Servicer no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the Request for Release shall be released by the Indenture Trustee or the Custodian holding such Request for Release to the Servicer.

     Section 4.7. Servicing Compensation; Payment of Certain Expenses by Servicer. Provided that Bluegreen Corporation or its Affiliate is the Servicer, the Servicer shall be entitled to receive the Servicing Fee as compensation for its services in connection with servicing the Receivables. Moreover, additional servicing compensation in the form of prepayment penalties, late payment charges, bad check charges or assumption fees or other receipts not required to be deposited in the Note Account and, subject to Section 4.2(b), investment income on the Note Account shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Issuer or the Noteholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 4.8. Annual Statement as to Compliance.

          (a) The Servicer (in the event the Servicer is Bluegreen or an Affiliate thereof) will deliver to the Agent and the Indenture Trustee, on or before April 30 of each year commencing April 30, 2002, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer shall deliver to the Indenture Trustee, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which, with the giving of notice or the lapse of time or both, would become a Servicer Termination Event.

          (c) Annual Servicing Report.

               (i) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants") (provided that if the Backup Servicer becomes the Servicer hereunder, such accountants need not be required to be nationally recognized) to deliver to the Agent and the Indenture Trustee beginning on or about March 31, 2002, or April 30, 2002 with respect to the Backup Servicer), with respect to the twelve months ended the immediately preceding March 31, 2002 (or other applicable date), a statement (the "Accountant's Report") addressed to the Board of Directors of the Servicer and Servicer will promptly provide a copy to the Agent and the Indenture Trustee to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit:

          (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and

          (2) so long as the Backup Servicer is not the Servicer, included an examination of documents and records relating to the servicing of the Receivables and the related Assets under this Agreement.

               (ii) The Accountant's Report shall further state that (so long as the Backup Servicer is not the Servicer):

          (1) a review in accordance with agreed upon procedures was made of one randomly selected Monthly Report; and

          (2) except as disclosed in the Report, no exceptions or errors in the Monthly Report so examined were found.

               (iii) The Accountant's Report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     Section 4.9. Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall, at such reasonable times during normal business hours and as often as may be reasonably requested, permit any agents or representatives of the Agent to inspect the Resorts and Additional Resorts and any of the Servicer's assets (including financial and accounting books and records) relating thereto, to examine and make copies of and abstracts from the records and books of account of the Servicer or the Timeshare Association (to the extent controlled by the Servicer) or serviced under this Agreement and to discuss its affairs, finances and accounts with any of its officers, employees or independent public accountants. The Servicer acknowledges that the Agent intends to conduct such audits and inspections on at least an annual basis. The Servicer shall make available to the Agent all credit information in the Servicer's possession or under the Servicer's control with respect to Obligors as the Agent may reasonably request. Upon the Agent's request, Servicer shall furnish to Agent evidence of payment of all real estate taxes relating to the Resorts and Additional Resorts (except if the Backup Servicer becomes the Servicer and does not possess such information). The Servicer (to the extent Bluegreen or an Affiliate thereof is the Servicer hereunder) shall be required to pay all reasonable fees, costs and expenses incurred by the Agent for any and all Resorts and Additional Resorts inspections, audits and any other diligence relating to Servicer's finances or books or records.

     Section 4.10. Payment of Taxes Insurance and Other Charges. With respect to each Receivable, the Servicer shall not be required to maintain records relating to payment of taxes or insurance.

     Section 4.11. Optional Purchase or Substitution of Defaulted Receivables. Provided that Bluegreen Corporation or its Affiliate is the Servicer, with respect to any Defaulted Receivable, the Servicer shall have the right, but not the obligation (the "Servicer Purchase/Substitution Option") to elect (by written notice sent to the Indenture Trustee) (i) to purchase such Defaulted Receivable from the Issuer at the Repurchase Price, for its own account, in accordance with the procedures specified in Section 2.4, or (ii) to substitute one or more Receivables for such Defaulted Receivable in the manner specified in
Section 2.5, in each case provided that no Borrowing Base Deficiency exists and the Transfer Condition remains satisfied. The Repurchase Price for any Receivable purchased hereunder shall be deposited in the Note Account. The Indenture Trustee, upon receipt of such deposit, shall execute a release or cause to be released to the purchaser of such Receivable the related Receivables Document and shall execute a release of lien in the form of Exhibit G hereto and the purchaser of such Receivable shall succeed to all the Issuer's right, title and interest in and to such Receivable and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Receivable shall thereupon own such Receivable, and all security and documents, free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto.

     Section 4.12. Monthly Report. For each Collection Period during the term of this Agreement, Servicer will prepare the following standard industry reports and submit them to the Agent and the Indenture Trustee no later than the second Business Day prior to the related Payment Date (collectively, the "Monthly Report"), a form of which is attached hereto as Exhibit L.

     The Monthly Report shall be accompanied by an Officer's Certificate, certifying the accuracy of the Monthly Report and that no Servicer Termination Event or event that with notice or lapse of time or both would become a Servicer Termination Event has occurred, or if such event has occurred and is continuing, specifying the event and its status; provided however that this subparagraph of
Section 4.12 shall not apply if the Backup Servicer is acting as Servicer hereunder.

     Section 4.13. Sales and Inventory Reports. Provided that the Backup Servicer is not the Servicer, a quarterly report showing all sales and cancellations of sales of Intervals on Resorts and Additional Resorts on a resort by resort basis, in form and content reasonably satisfactory to the Agent; and within thirty (30) Business Days after the end of each fiscal year an annual sales and inventory report for the Resorts and Additional Resorts detailing the sales of all Intervals on a resort by resort basis during such fiscal year and the available inventory of Units and Intervals, certified by the Servicer to be true, correct and complete and otherwise in the form approved by the Trust.

     Section 4.14. Quarterly Financial Reports. Within forty-five (45) days after the end of each of Servicer's (provided the Servicer is Bluegreen or an Affiliate thereof) first three fiscal quarterly periods each year (or, if later, that date by which Bluegreen is required to file financial statements with the Securities and Exchange Commission), unaudited financial statements of Servicer (provided the Servicer is Bluegreen or an Affiliate thereof) certified by its chief financial officer as well as, to the extent requested by the Agent and available to Servicer

(provided the Servicer is Bluegreen or an Affiliate thereof), unaudited bi-annual financial statements of the Timeshare Association.

     Section 4.15. [Reserved].

     Section 4.16. Audit Reports. To the extent Bluegreen or its Affiliate is the Servicer, promptly upon receipt thereof, one (1) copy of each other report submitted to the Servicer by its independent public accountants in connection with any annual, interim or special audit made by them of the books of the Servicer.

     Section 4.17. Other Reports. To the extent Bluegreen Corporation or its Affiliate is the Servicer, such other reports, statements, notices or written communications relating to the Servicer, the Timeshare Associations, the Resorts or the Additional Resorts as are available to Servicer and as the Agent may reasonably require.

     Section 4.18. SEC Reports. To the extent Bluegreen Corporation or its Affiliate is the Servicer, promptly upon their becoming publicly available one
(1) copy of each financial statement, report, notice or proxy statement sent by Servicer to security holders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Servicer with, or received by Servicer in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency.

     Section 4.19. Servicer Remarketing. To the extent Bluegreen Corporation or its Affiliate is the Servicer, the Servicer shall be obligated to use commercially reasonable efforts to remarket the Intervals related to Defaulted Receivables for which the Servicer did not exercise the Servicer Purchase/Substitution Option. The Servicer shall not, with respect to the remarketing of the Intervals associated with the Defaulted Receivables and related Assets, make any "adverse selection" (i.e. the Servicer shall remarket the Intervals relating to Assets with the same degree of care as Servicer's own portfolio of Intervals) with respect to such Assets vis-a-vis other receivables serviced by the Servicer. The Servicer (if Bluegreen Corporation or its Affiliate is acting as Servicer) on behalf of the Trust and at the discretion of the Agent, shall take all necessary steps to have the record title of the applicable Resort Interests subject to such Defaulted Receivables continue to be held by the Club Trustee. In such event, the Servicer shall direct the Club Trustee, directly or through its agents to exercise the remedies provided for in the Club Trust Agreement, in the Receivables themselves or in the other Club documents with respect to such Defaulted Receivables and the obligors thereunder and the Servicer will remarket the "Owner Beneficiary Rights" (as defined in the Club Trust Agreement) of the obligors under such Defaulted Receivables with the purpose of effecting a recovery in respect of such Defaulted Receivables or finding replacements therefor. The Servicer, at the request of the Agent, shall reserve its rights under the Club Trust Agreement and/or the applicable Mortgages to obtain, at any time, record title and all beneficial interests in respect of the Intervals related to Defaulted Receivables. All actions taken by the Servicer in respect of any Defaulted Receivable shall, at all times, be carried out in a manner such that none of the Trust, the Agent, the Owner Trustee or the Indenture Trustee shall, under applicable law, be deemed to be the developer or declarant of any Resort, Additional Resort or the Club. The Servicer shall deposit the proceeds associated with the remarketing of the Interval related to a Defaulted Receivable into the Lock-Box Account and shall be paid the Remarketing Fee associated with such Interval from such proceeds pursuant to Section 3.2(a)(x) or Section 3.2(b)(viii), as applicable. Subject to the conditions specified in Section 4.11 hereof, the Servicer (in the event the Servicer is Bluegreen or an Affiliate thereof other than the Depositor) shall, at all times, have the right (but not the obligation) to utilize the Servicer Purchase/Substitution Option in lieu of performing the remarketing functions set forth in this Section.

     Section 4.20. Administrative Duties of the Issuer. The Servicer will monitor all of the administrative duties of the Issuer pursuant to the Operative Documents, and advise the Issuer of all actions required to be taken pursuant thereto. In this regard, the Servicer will prepare or cause to be prepared for execution and deliver to the Issuer any and all forms, reports, notices or other documents required of the Issuer pursuant to the Operative Documents. The Backup Servicer shall have no responsibility for any duties under this Section 4.20; the Depositor shall assume the duties of the Servicer under this Section 4.20 upon any termination of the Servicer pursuant to Section 6.1.

     Section 4.21. Financial Covenants of the Servicer. The Servicer makes the following covenants:

          (a) Minimum Tangible Net Worth. The Servicer agrees to maintain a minimum Tangible Net Worth of $110,000,000 plus 50% of Net Income and 100% of New Equity.

          (b) Leverage Ratio. The Servicer agrees to maintain a Leverage Ratio of no more than 6:1.

          (c) Defaults and Delinquencies. On any Determination Date, (A) the 6 month rolling average Delinquency Ratio (Serviced) exceeds 8.0% or (B) the 6 month rolling average Default Ratio (Serviced) exceeds 10.0%.

     Section 4.22. Backup Servicer.

          (a) Prior to assuming any of the Servicer's rights and obligations hereunder the Backup Servicer shall only be responsible to perform those duties and for only those obligations specifically imposed upon it by the provisions of the Backup Servicing Agreement herein, and shall have no obligations or duties under any agreement to which it is not a party, including but not limited to the various agreements named herein.

     In the event of the Termination of the Backup Servicing Agreement, the Servicer shall appoint a successor Backup Servicer reasonably acceptable to the Agent and the Seller.

          (b) The Servicer shall have no liability, direct or indirect, to any party, for the acts or omissions of the Backup Servicer, whenever such acts or omissions occur whenever such liability is imposed.

          (c) Notwithstanding anything to the contrary herein, the Agent shall have the right to remove the Backup Servicer with or without cause at any time and replace the Backup Servicer pursuant to the provisions of the Backup Servicing Agreement. In the event that the Agent exercises its right to remove and replace Concord Servicing Corporation as Backup Servicer, Concord Servicing Corporation shall have no further obligation to perform the duties of the Backup Servicer under this Agreement.

          (d) The Servicer shall provide monthly, or as otherwise requested, to the Backup Servicer, or its agent, information on the Receivables sufficient to enable the Backup Servicer to assume the responsibilities as successor servicer and collect on the Receivables.

          (e) Except as provided in this Agreement, the Backup Servicer may accept and reasonably rely on all accounting, records and work of the Servicer without audit, and the Backup Servicer shall have no liability for the acts or omissions of the Servicer. If any error, inaccuracy or omission (collectively, "Errors") exists in any information received from the Servicer, and such Errors should cause or materially contribute to the Backup Servicer making or continuing any Errors (collectively, "Continued Errors"), the Backup Servicer shall have no liability for such Continued Errors; provided, however, that this provision shall not protect the Backup Servicer against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in discovering or correcting any Error or in the performance of its or their duties hereunder or under this Agreement.

          (f) The Backup Servicer and its officers, directors, employees, representatives and agents shall be indemnified by the Servicer from and against all claims, damages, losses or expenses incurred by the Backup Servicer (including reasonable attorney's fees and expenses) arising out of claims asserted against the Backup Servicer by third parties on any matter arising out of this Agreement to the extent the act or omission giving rise to the claim relates to an act or omission of the Servicer, the Seller, the Depositor or any of their Affiliates and accrues before the date on which the Backup Servicer assumes the duties of Servicer hereunder, and all claims, expenses, obligations, liabilities, losses, damages, injuries, penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Backup Servicer directly or indirectly relating to, or arising from, claims against the Backup Servicer by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs except for any claims, damages, losses or expenses arising from the Backup Servicer's own gross negligence, bad faith or willful misconduct. The obligations of the Servicer under this Section 4.22(f) shall survive the satisfaction and discharge of this Agreement or the earlier resignation or removal of the Backup Servicer.

     In the absence of bad faith on the part of the Backup Servicer, the Backup Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Backup Servicer which conform to the requirements of this Agreement.

     The Backup Servicer shall not be liable for any error of judgment made in good faith by an officer or officers of the Backup Servicer, unless it shall be conclusively determined by a court of competent jurisdiction that the Backup Servicer was grossly negligent in ascertaining the pertinent facts.

     Whenever in the administration of the provisions of this Agreement the Backup Servicer shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Backup Servicer, be deemed to be conclusively proved and established by a certificate signed by one of the Servicer's officers, and delivered to the Backup Servicer and such certificate, in the absence of gross negligence or bad faith on the part of the Backup Servicer, shall be full warrant to the Backup Servicer of any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

     The Backup Servicer, in its capacity as such, may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

     The Backup Servicer, in its capacity as such, shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

     The Backup Servicer, in its capacity as such, may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

     Section 4.23. Retention of Servicer. Bluegreen hereby covenants and agrees to act as Servicer under this Agreement for an initial term, commencing on the Initial Addition Date and ending on the third Payment Date, which term shall be extendible by the Agent, acting at the direction of a majority of the Percentage Interests of the Notes, for successive three-month terms ending on each third successive Payment Date (or, pursuant to revocable written standing instructions from time to time to Bluegreen, for any specified number of terms greater than one). Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive monthly terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Agent to the Servicer and shall be in substantially the form of Exhibit K hereto. Bluegreen hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, Bluegreen shall become bound, for the initial term beginning on the Initial Addition Date and for the duration of the term covered by such notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement.

     Section 4.24. Continuation of Servicing. Upon any sale or other disposition of some or all of the Receivables by the Indenture Trustee following an Amortization Event under the

Indenture, if requested by the Indenture Trustee (acting at the direction of the Agent on behalf of the Majority Noteholders) in writing, the Servicer will continue to service such Receivables in accordance with the terms hereof in consideration for continued payment of the Servicing Fee to the Servicer in accordance with the terms hereof.

                                END OF ARTICLE IV

                                   ARTICLE V

                     THE SELLER, THE DEPOSITOR, THE SERVICER
                              AND THE CLUB TRUSTEE

     Section 5.1. Liability. The Seller, the Depositor and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller, the Depositor or the Servicer, as the case may be herein.

     Section 5.2. Merger or Consolidation. Any Person into which the Depositor, the Seller or the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Depositor, the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Seller or the Servicer shall be the successor of the Depositor, the Seller, the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of
Section 6.2(a) with respect to the qualifications of a successor Servicer; provided, further, that any merger or consolidation of the Seller or Servicer shall require the consent of the Agent if the resulting entity does not meet the financial covenants contained in Sections 4.21(a) and (b) hereof. The Depositor, the Seller or the Servicer shall provide the Agent with 30 days' prior notice of any such merger or consolidation.

     Section 5.3. Limitation on Liability of the Servicer and Others. None of the Servicer, the Seller, the Depositor or any of their respective directors or officers or employees or agents shall be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders for any action taken or for refraining from the taking of any action by such Person in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller, the Depositor or any of their respective directors or officers or employees or agents against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder and that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     Section 5.4. Servicer Not to Resign. Provided that Bluegreen Corporation or its Affiliate is the Servicer, subject to the provisions of Sections 4.23 and 5.2, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this

Agreement or (ii) the Servicer has proposed a successor servicer to the Indenture Trustee and the Noteholders in writing and such proposed successor servicer is reasonably acceptable to the Majority Noteholders; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Backup Servicer shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with
Section 6.2. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.1 and 6.2 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause
(i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee. Notwithstanding anything in this Agreement to the contrary, in the event the Backup Servicer becomes the Servicer hereunder, at any time thereafter, the Backup Servicer may resign from its duties as Servicer upon not less than 90 days' written notice to the Agent, the Depositor and the Indenture Trustee.

     Section 5.5. Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 4.1. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.4. The Servicer shall provide the Indenture Trustee and the Backup Servicer with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns. Notwithstanding anything to the contrary in this Agreement, the Backup Servicer, if acting as Servicer hereunder, shall have the right to resign from its duties hereunder upon 90 days' written notice to the Servicer, the Depositor, the Indenture Trustee and the Agent.

     Section 5.6. Indemnification of the Issuer by the Servicer. The Servicer shall indemnify and hold harmless the Issuer, the Noteholders, the Custodian and the Indenture Trustee for the benefit of the Noteholders and their respective officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or gross negligence in the performance of its activities in servicing or administering the Receivables pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's willful misfeasance, bad faith or gross negligence. Any such indemnification shall not be payable from the assets of the Issuer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 5.6 shall survive termination of the Agreement or the earlier of the resignation or removal of the Indenture Trustee. To the extent not paid in accordance with Article VIII of the Trust Agreement, the Seller shall be secondarily liable for amounts owing under such Article VIII.

     Section 5.7. Hedging Requirements. Upon prior written notice from the Agent to the Issuer and the Servicer, the Depositor shall enter into a Hedge Agreement with a Qualified Hedge Counterparty and upon execution thereof shall pledge all of the Issuer's right, title and interest under such Hedge Agreement to the Indenture Trustee for the benefit of the Noteholders pursuant to Section 2.3 hereof and the Indenture. Each Hedge Agreement must satisfy the Required Hedge Amount and shall otherwise be in form and substance satisfactory to the Agent.

     Section 5.8. General Covenants of the Club Trustee.

     Until the date on which the Note Principal Balance has been indefeasibly paid in full, the Club Trustee hereby covenants that:

          (a) No Conveyance. The Club Trustee agrees not to convey any Resort Interest in the Club relating to a Receivable which has been sold and assigned to the Trust unless the Indenture Trustee shall have issued an instruction to the Club Trustee pursuant to Section 8.07(c) of the Club Trust Agreement in connection with its exercise of its rights as an Interest Holder Beneficiary (as defined in the Club Trust Agreement) under Section 7.02 of the Club Trust Agreement.

          (b) Separate Corporate Existence. The Club Trustee shall:

               (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Club Trustee will not be diverted to any other Person or for other than trust or corporate uses of the Club Trustee, as applicable.

               (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders, beneficiaries or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

               (iii) Ensure that, to the extent that the Club Trustee and the Servicer (together with their respective stockholders or Affiliates) jointly do business with vendors or service providers or share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Club Trustee and the Servicer (together with their respective stockholders or Affiliates) do business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Club Trustee and any of its Affiliates shall be only on an arms' length basis.

               (iv) To the extent that the Club Trustee and any of its stockholders, beneficiaries or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

               (v) Conduct its affairs strictly in accordance with the Club Trust Agreement, the covenants set forth on Schedule VI hereto or its Amended and Restated Articles of Incorporation, as applicable, and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders', trustees' and directors' meetings appropriate to authorize all trust and corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

          (c) Merger or Consolidation. The Club Trustee shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which the Club Trustee, as the case may be, has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Club Trustee, as the case may be, as an entirety, can lawfully perform the obligations of the Club Trustee hereunder and executes and delivers to the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Club Trustee under this Agreement.

          (d) Corporate Matters. Notwithstanding any other provision of this Section and any provision of law, the Club Trustee shall not do any of the following:

               (i) engage in any business or activity other than as set forth herein or in or as contemplated by the Club Trust Agreement or its Amended and Restated Articles of Incorporation, as applicable;

               (ii) without the affirmative vote of a majority of the members of the board of directors (or Persons performing similar functions) of the Club Trustee (which must include the affirmative vote of at least one duly appointed Independent Director (as defined in the Club Trust Agreement)), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, (G) terminate the Club Managing Entity as manager under the Club Management Agreement or (H) take any corporate action in furtherance of the actions set forth in clauses (A) through (G) above; provided, however, that no director may be required by any shareholder or beneficiary of the Club Trustee to consent to the institution of bankruptcy or insolvency proceedings against the Club Trustee so long as it is solvent;

               (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity; or

               (iv) with respect to the Club Trustee, amend or otherwise modify its Amended and Restated Articles of Incorporation or any definitions contained therein in a manner adverse to the Indenture Trustee or any Noteholder without the prior written consent of the Agent.

          (e) The Club Trustee shall not incur any Indebtedness other than (i) trade payables and operating expenses (including taxes) incurred in the ordinary course of business or (ii) in connection with servicing Resort Interests included in the Club's trust estate in the ordinary course of business consistent with past practices; provided, that in no event shall the Club Trustee incur Indebtedness for borrowed money.

                                END OF ARTICLE V

                                   ARTICLE VI

                               TERMINATION EVENTS

     Section 6.1. Servicer Termination Events.

          (a) If any one of the following events ("Servicer Termination Events") shall occur and be continuing:

               (i) The failure by the Servicer to make any payment or deposit required to be made by the Servicer hereunder, under the Lock-Box Agreement or any other Operative Document and the continuance of such failure for a period of two (2) Business Day after the date on which such payment or deposit was due and not made; or

               (ii) The failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer (except those not applicable to Backup Servicer if its becomes Servicer hereunder) as set forth in this Agreement, which failure continues unremedied for a period of 30 days, after the date on which notice of such failure is delivered to the Servicer or the Servicer otherwise has actual knowledge of such fact; or

               (iii) Any assignment by the Servicer of its duties or rights hereunder, under the Lock-Box Agreement, or any other Operative Document, except as specifically permitted hereunder or thereunder, or any attempt to make such an assignment; or

               (iv) The entry against the Servicer or the Seller (if an Affiliate of the Servicer) of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs and the failure of such decree or order to be discharged or stayed for 60 days; or

               (v) The Servicer or the Seller (if an Affiliate of the Servicer) shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Seller or of or relating to all or substantially all of its property, or the Servicer or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (vi) So long as the Seller is the Servicer, any failure of the Seller to repurchase any Receivable as required by Section 2.4; or

               (vii) Any representation, warranty or statement of the Servicer (except those not applicable to Backup Servicer if it becomes Servicer hereunder) made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Servicer or the Servicer otherwise has actual knowledge thereof, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

               (viii) Either of the Servicer or the Depositor shall consolidate or merge with or into any other Person other than as contemplated in
          Section 5.2; or

               (ix) Any failure by the Servicer to deliver the reports described in Article IV of this Agreement which remains uncured for three Business Days after the date on which such failure commences; provided, however that the period within which Servicer shall deliver such reports shall be extended to such longer period as is appropriate in the event of a Force Majeure Delay; provided further, that such longer period shall not exceed seven (7) Business Days; or

               (x) Any default of a payment obligation under any other loan facility, debt instrument or any similar financing arrangement (such facility, instrument or financing arrangement to be an obligation of $5,000,000 or greater) of the Servicer or any "event of default", "early amortization event" or similar event under any indenture, facility or agreement to which the Servicer is a party and the lapse of all relevant grace periods thereunder if the effect of the default is to cause, or permit the holders of such obligation to cause, such loan facility, debt instrument or any similar financing arrangement to become due and payable; or

               (xi) There shall have occurred any material adverse change in the operations of the Servicer since December 31, 2001, or any other event shall have occurred which materially affects the Servicer's ability to either collect the Receivables or to perform under this Agreement; or

               (xii) A default or breach shall occur under any other agreement, document or instrument to which the Servicer is a party or by which the Servicer or its property is bound that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness of the Servicer in excess of five percent (5%) of the Servicer's Tangible Net Worth, or (ii) causes, or permits any holder of such Indebtedness or a trustee or agent to cause, Indebtedness or a portion thereof in excess of five percent (5%) of the Servicer's Tangible Net Worth to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder, trustee or agent; or

               (xiii) the Servicer (excluding Backup Servicer if it becomes the Servicer) ceases to own at least 100% of the Depositor; or

               (xiv) Any failure by the Servicer to meet the financial covenants contained in Section 4.21; or

               (xv) The Agent shall not have delivered a Servicer Extension Notice pursuant to Section 4.23.

          (b) then, and in each and every such case, so long as a Servicer Termination Event shall not have been remedied within the applicable grace period, the Indenture Trustee shall, at the direction of the Agent on behalf of the Majority Noteholders, by notice then given in writing to the Servicer, terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to the Seller, the Issuer, the Depositor and the Backup Servicer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Receivables or otherwise, shall pass to and be vested in the Backup Servicer pursuant to and under this Section; and, without limitation, the Backup Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Receivable and related documents or otherwise. The Servicer agrees to cooperate with the Backup Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Backup Servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Note Account, or that have been deposited by the Servicer in the Lock-Box Account or thereafter received by the Servicer with respect to the Receivables. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivables Documents to the successor servicer and amending this Agreement to reflect such succession as servicer pursuant to this Section shall be paid by the Servicer (or if the Servicer is the Backup Servicer, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

     Section 6.2. Trustee to Act; Appointment of Successor.

          (a) On and after the time the Servicer receives a notice of termination pursuant to Section 6.1 or 5.4, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (except those not applicable to the Backup Servicer if the Backup Servicer becomes the Servicer hereunder) arising on and after its succession. As compensation therefor, the Backup Servicer shall be entitled to such compensation as Servicer as is provided for in Schedule V hereof under the heading "Servicing

Fee" and the exhibits thereto. Notwithstanding the above, if the Backup Servicer is legally unable so to act, the Indenture Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or contract servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. In the event that Concord Servicing Corporation, as Backup Servicer, is legally unable to act as Servicer under this Agreement and another entity is appointed as successor servicer under this Section, Concord Servicing Corporation shall have no further obligation to perform the obligations of Servicer or Backup Servicer under this Agreement. Pending appointment of a successor to the Servicer hereunder, unless the Backup Servicer is prohibited by law from so acting, the Backup Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Receivables in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 4.7 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor servicer shall not affect any liability of the Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 4.4 or to indemnify the Indenture Trustee pursuant to Section 5.6, nor shall any successor servicer be liable for any acts or omissions of the Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) Any successor, including the Backup Servicer, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Receivables for the benefit of the Issuer and the Indenture Trustee, for the benefit of the Noteholders.

     Section 6.3. Waiver of Servicer Termination Events. The Noteholders of a majority of the Percentage Interests of the Notes (the "Majority Noteholders") may, on behalf of all Noteholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VI, provided, however, that the Majority Noteholders may not waive a failure to make a required distribution on a Note without the consent of the Noteholder of such Note. Upon any waiver of a past Servicer Termination Event, such Servicer Termination Event shall cease to exist and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     Section 6.4. Notification to Noteholders. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI or
Section 5.4, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Register.

     Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee or the Backup Servicer be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor

Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

                                END OF ARTICLE VI

                                  ARTICLE VII

                                   TERMINATION

     Section 7.1. Termination. This Agreement will terminate upon notice to the Indenture Trustee of the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Receivable and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Custodian, the Owner Trustee and the Issuer.

                               END OF ARTICLE VII

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1. Acts of Noteholders. Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

     Section 8.2. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Resorts are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Receivables.

     Section 8.3. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 8.4. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

     Section 8.5. Severability. In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 8.6. Governing Law; Submission to Jurisdiction.

          (a) This Agreement and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

          (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

          (c) Nothing contained in this Agreement shall limit or affect the right of the (i) Depositor, the Issuer, the Seller or the Servicer or third-party beneficiary hereunder, as the case may be, to start legal proceedings relating to any of the Receivables against any Obligor in the courts of any jurisdiction, or (ii) Backup Servicer in such capacity, or as successor Servicer, to sue for accrued but unpaid fees.

     Section 8.7. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8.8. Amendment. The Indenture Trustee, the Custodian, the Depositor, the Issuer, the Seller and the Servicer, may at any time and from time to time, with the prior written consent of the Agent on behalf of the Majority Noteholders, amend this Agreement, and the Indenture Trustee shall consent to the amendment for the purposes of (i) curing any ambiguity, (ii) correcting or supplementing any provisions of this Agreement which are inconsistent with any other provisions of this Agreement or adding provisions to this Agreement which are not inconsistent with the provisions of this Agreement, or (iii) adding any other provisions with respect to matters or questions arising under this Agreement. Notwithstanding anything to the contrary, no such amendment shall (A) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Noteholder without the consent of the Noteholder of such Note or (B) change the percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Noteholders of all Notes then outstanding.

     Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Backup Servicer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery have been satisfied. The Indenture Trustee and the Backup Servicer may, but shall not be obligated to enter into any such amendment which affects the Indenture Trustee's and the Backup Servicer's own rights, duties or immunities under this Agreement.

     Section 8.9. Specification of Certain Tax Matters. Each Noteholder shall provide the Indenture Trustee with a completed and executed Form W-8IMY, W-9, W-8EXP, W-8ECI or W-8BEN (or any successor form), as applicable, prior to purchasing a Note. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     Section 8.10. Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telex, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purpose of notice to such party. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

     Indenture Trustee         U.S. Bank National Association
        or Custodian           180 East Fifth Street
                               St. Paul, Minnesota 55101
                               Attn: Structured Finance
                               Telecopier No.: (651) 244-0089

     The Issuer:               BXG Receivables Note Trust 2001-A
                               c/o Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market Street
                               Wilmington, DE 19890
                               Attention: Corporate Trust Administration/
                               BXG Receivables Note Trust 2001-A
                               Telecopier No.: (302) 651-8882

     The Depositor:            Bluegreen Receivables Finance Corporation V
                               4960 Conference Way North, Suite 100
                               Boca Raton, Florida 33431
                               Attn: John Chiste
                               Telecopy: (561) 912-8123

     Club Trustee:             Vacation Trust, Inc.
                               4950 Blue Lake Drive
                               Suite 400
                               Boca Raton, Florida 33431
                               Attention: Randi S. Tompkins
                               Telecopier No.: (561) 912-7999

     The Servicer and Seller:  Bluegreen Corporation
                               4960 Conference Way North, Suite 100
                               Boca Raton, Florida 33431
                               Attn: John Chiste
                               Telecopy: (561) 912-8123

     Backup Servicer           Concord Servicing Corporation
                               6560 North Scottsdale Road
                               Suite G-100
                               Scottsdale, Arizona 85253
                               Attn: Frederick G. Pink, Esq.
                               Telecopier No.: (480) 951-8879

     Section 8.11. Benefits of Agreement. Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the Noteholders, the Owner Trustee and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 8.12. Legal Holidays. In any case where the date of any Payment Date, any other date on which any distribution to any Noteholder is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date, or such other date for the payment of any distribution to any Noteholder or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

     Section 8.13. No Petition. The parties hereto, by entering into this Agreement, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not institute against the Depositor, the Issuer or the Club Trustee, or join in any institution against the Depositor, the Issuer or the Club Trustee of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the Operative Documents for one year and one day after the payment in full of the Notes.

     Section 8.14. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein or in any other Operative Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                               END OF ARTICLE VIII

     IN WITNESS WHEREOF, the Issuer, the Depositor, the Seller, the Servicer, the Backup Servicer, the Club Trustee, the Custodian and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        BXG Receivables Note Trust 2001-A

                                        By:      Wilmington Trust Company, not
                                                 individually, but solely in its
                                                 capacity as Owner Trustee

                                        By:      /s/ Patricia A. Evans
                                                 --------------------------
                                        Name:    Patricia A. Evans
                                                 --------------------------
                                        Title:   Assistant Vice President
                                                 --------------------------


                                        BLUEGREEN RECEIVABLES FINANCE
                                        CORPORATION V,
                                                 as Depositor


                                        By:      /s/ Allan J. Herz
                                                 --------------------------
                                        Name:    Allan J. Herz
                                                 --------------------------
                                        Title:   President, Secretary
                                                 --------------------------


                                        BLUEGREEN CORPORATION,
                                        as Seller and Servicer


                                        By:      /s/ John F. Chiste
                                                 ----------------------------
                                        Name:    John F. Chiste
                                                 ----------------------------
                                        Title:   Senior V.P., Treasurer & CFO
                                                 ----------------------------


                                     - S-1 -

                                        VACATION TRUST, INC., for itself and as
                                        Club Trustee under the Club Trust
                                        Agreement


                                        By:      /s/ Shari A. Basye
                                                 --------------------------
                                        Name:    Shari A. Basye
                                                 --------------------------
                                        Title:   Secretary/Treasurer
                                                 --------------------------


                                        U.S. BANK NATIONAL ASSOCIATION
                                        (formerly known as U.S. Bank Trust
                                        National Association), solely as
                                        Indenture Trustee and Custodian


                                        By:      /s/ Tamara Schultz-Fugh
                                                 --------------------------
                                        Name:    Tamara Schultz-Fugh
                                                 --------------------------
                                        Title:   Vice President
                                                 --------------------------


                                        CONCORD SERVICING CORPORATION,
                                        as Backup Servicer


                                        By:      /s/ Fred Pink
                                                 --------------------------
                                        Name:    Fred Pink
                                                 --------------------------
                                        Title:   Vice President
                                                 --------------------------


                                     - S-2 -

STATE OF                            )

                                    ):  ss.:

COUNTY OF                           )

     On the 12th day of April 2002, before me, a notary public in and for the State of FL, personally appeared John F. Chiste, known to me who, being by me duly sworn, did depose and say that he/she resides at Boynton Beach, FL; that he/she is Sr. VP, Treasurer & CFO of Bluegreen Corporation, a Massachusetts corporation; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                  /s/ Martha L. Waltermire
                                                  ------------------------------
                                                        Notary Public

Notary Public, State of FL

My Commission Expires: Nov. 15, 2002


                                     - N-1 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )

     On the 12th day of April 2002, before me, a notary public in and for the State of FL, personally appeared Allan J. Herz, known to me who, being by me duly sworn, did depose and say that he resides at Boca Raton, FL; that he is President & Secretary of Wilmington Trust Company, a Delaware banking corporation; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL

                                                  /s/ Martha L. Waltermire
                                                  ------------------------------
                                                        Notary Public

Notary Public, State of FL

My Commission Expires: Nov. 15, 2002


                                     - N-2 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )

     On the _____ day of April 2002, before me, a notary public in and for the State of _______, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________________; that he is _________________ of U.S. Bank National
Association (formerly known as U.S. Bank Trust National Association), a national banking association; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL


                                                  ------------------------------
                                                        Notary Public

Notary Public, State of __________

My Commission Expires:


                                     - N-3 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )

     On the _____ day of April 2002, before me, a notary public in and for the State of _______, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________________; that he is _________________ of Bluegreen Receivables
Finance Corporation V, a Delaware corporation; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the members or board of managers of said company; and that he/she signed his/her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL


                                                  ------------------------------
                                                        Notary Public

Notary Public, State of __________

My Commission Expires:


                                     - N-4 -

STATE OF                            )

                                    :  ss.:

COUNTY OF                           )

     On the _____ day of April 2002, before me, a notary public in and for the State of _______, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________________; that he is _________________ of Concord Servicing
Corporation, a __________corporation; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the members or board of managers of said company; and that he/she signed his/her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL


                                                  ------------------------------
                                                        Notary Public

Notary Public, State of __________

My Commission Expires:


                                     - N-5 -

STATE OF                            )

                                    ):  ss.:

COUNTY OF                           )

     On the _____ day of April 2002, before me, a notary public in and for the State of _______, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he/she resides at _________________________; that he/she is ________________________ of Vacation
Trust, Inc., a Florida corporation; one of the parties that executed the foregoing instrument; that he/she knows the seal of said company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

NOTARIAL SEAL


                                                  ------------------------------
                                                        Notary Public

Notary Public, State of __________

My Commission Expires:


                                     - N-6 -

                                   SCHEDULE I

                               LIST OF RECEIVABLES

     A copy of this Schedule is maintained by the Indenture Trustee at the Corporate Trust Office.


                                     - A-1 -

                                   SCHEDULE II

                                  LOCK-BOX BANK

     Fleet Bank Account Number


                                     - A-1 -

                                   SCHEDULE V

                              BACKUP SERVICER FEES

     Service                                                    Fee
     -------                                                    ---
     Initial conversion fee.                      At an hourly rate of $100 per hour

     Monthly fee for converting data from
     diskette or tape and preparing a Trial       $0.075 per account
     Balance Report one time per month.           but not less than $750 per month.

     If Servicer or Agent requests Backup Servicer to perform work other than that listed above, and/or for which no charge has been previously established, it will be billed at the rate of $65.00 per hour for clerical time and $130.00 per hour for administrative and programming time, and all Backup Servicer's related out-of-pocket expenses will be billed to Servicer as provided in Section 2 of the Backup Servicing Agreement.


SERVICING FEE

(in the event the Backup Servicer becomes the Servicer)

     Servicing Fees and Expenses.* The following fees will be charged to Client by Concord. They are in U.S. dollars unless otherwise stated in writing. On each anniversary date of this Agreement ("Anniversary Date"), the fees may automatically increase by an amount equal to one and one-half times the increase in the Consumer Price Index for the twelve-month period immediately prior to the Anniversary Date. Said fees will include the services to be performed by Concord as described in Exhibit A, Servicing, to include one set of payment coupons per year, client and lender reporting, telephone calls, and postage, in Exhibit C1, Delinquency Collections, if applicable; and in Exhibit D, Credit Reporting, if applicable. Fees for other services such as special programming, special reporting, and special mail handling, including Federal Express or Express Mail deliveries, shall be separate. The term "active accounts," as used in this Agreement, is defined as any of the Client's accounts which are on Concord's system and which are not canceled or paid-in-full accounts or accounts arising from cash sales. Any canceled or paid-in-full accounts or accounts arising from cash sales which are maintained on Concord's system at Client's request will be assessed a separate fee. In the event all or any part of the servicing hereunder is terminated prior to the written notice period as set forth in Article Eight,
Section 8.2 "Service Transfer" in the Sale and Servicing Agreement ("Premature Termination"), Client shall be required to pay any monthly processing, collection, and other fees as set forth below that would have been paid if such Premature Termination had not occurred.

     SERVICE                                                                                    COST
     I.   Receivables

          Conversion fee.                               No charge, provided data on diskette or 1/2"
                                                             computer tape acceptable to Concord and
                                                             programming time by Concord programmers
                                                                 does not exceed 3 hours. Otherwise,
                                                                                         negotiable.

          Monthly fee for processing and                         The first 0-5000 accounts $2.00 per
reporting per active account on Concord's system                                            account.
for any portion of a month. Minimum monthly fee                  The next 5001-10,000 accounts $1.80
is $350.00.*                                                                            per account.
                                                                 The next 10,001 and above $1.60 per
                                                                                            account.

     II.  Customer Service

          Monthly fee for customer service
per active account.                                                                       $0.75 Each

     III. Delinquency Collections

          Monthly collection fee per
delinquent account on Concord's system. Calls and
letters commence when an account is
approximately 16 days past due.                                                  $15.00 per account.

          Coupon books.                                                 $1.50 per book plus postage.

          Return item reprocessing fee. At the
written direction of Client,  this charge will be
added as a late charge to the account which caused
the return item.                                                                         20.00 each.

          Lockbox rental.                             At bank cost, but not less than $100 per year.

          Monthly fee for credit reporting per
active account on Concord's system for any portion
of a month (optional). (Minimum monthly fee for
credit reporting, in addition to any other fees or
minimums, is $50.00.)                                                             $0.10 per account.



          Setup, termination, cancellation, payoff,
reinstatement, or transfer fee, for any reason, per
account.                                                                          $3.00 per account.

     IV.  Other

          If Client requests Concord to perform work other than that listed above, and/or for which no charge has been previously established, it will be billed at the rate of $50.00 per hour for clerical time and $110.00 per hour for administrative and programming time, and all Concord's related out-of-pocket expenses will be billed to Client.


                                     - A-2 -

                             EXHIBIT A TO SCHEDULE V

                                    SERVICING

     Concord will act as agent for and on behalf of Client in rendering the specific services for customer account management and administration as set forth in Section II of the Agreement and herein, and at the fees shown in Exhibit B, Fees.

          The following is a description of the services to be provided by Concord.

               (i) Conversion. (If applicable) Concord will determine the method of the data base conversion best suited to process data from existing records. Such processing may include tape and/or manual conversion methods depending on the source of information. Data shall be transferred and conversion reports prepared as required by Concord.

               (ii) New Sales or Maintenance Fee Transmittals, Receivables Set-Up, and Customer Billing.

          (1) Periodically, Client may transmit new sales and receivables data and/or maintenance fee data to Concord. Such sales and receivables data and/or maintenance fee data shall consist of copies of documents that provide sufficient information to enable Concord to adequately perform its servicing activities.

          (2) Each group of such data shall be sent to Concord with a pre-numbered and dated transmittal form, to be supplied by Concord, identifying each sale and/or maintenance fee contract being transmitted.

          (3) For those customers to whom loan payment coupons or statements are to be sent, within a reasonable period after receipt of necessary information relating to new sales, Concord will make necessary arrangements to forward to such customers loan payment coupons with return address labels or, if provided for in Exhibit B, Fees, and if instructed to do so by client, a statement. For customers who are on auto debit or credit card payment arrangements, if applicable, appropriate debit or credit card arrangements will be made. If Concord is to handle credit card payments for Client, Client agrees to establish an appropriate merchant bank account pursuant to an agreement with a merchant bank for the processing of credit card payments and agrees to enable Concord to process credit card payments hereunder. Periodically thereafter, if payment coupons are to be sent, a set of payment coupons with return address labels or a statement, if provided for in Exhibit B, Fees, and if instructed to do so by Client in writing, will be sent to each customer account.

               (iii) Customer Payment Processing. Concord will apply customer payments to Concord's system. Customer payments are generally posted to their accounts each business day with application to interest, late charge (if applicable), principal, and/or any other appropriate application. A reconciliation of cash applied and deposited is performed. It is Concord's policy to accept and hold postdated checks and other forms of payment that are postdated no more than five days and to send to Client for appropriate action or return to customer checks and other forms of payment postdated more than five days.

               (iv) Customer Inquiries and File Maintenance. All customer correspondence pertaining to account servicing will be handled routinely in a manner consistent with Concord's standard policies and procedures. Furthermore, Concord will process and update all changes of address and account data consistent with Concord's standard policies and procedures.

               (v) Customer Delinquent Account Processing and Collections. If agreed to between Client and Concord and for a fee or fees listed in Exhibit B, Concord will perform delinquency collections as described in Exhibits CI and CII hereto and report to Equifax Credit Information Services, Inc., Experian Credit Data Southwest, Inc., and Trans Union Credit Information Company as described in Exhibit D. The fees for collections set forth in Exhibit B assume client provides Concord with telephone numbers and addresses for at least 90% of those accounts on which collections are to be performed and that all accounts on which collections are to be performed are of individuals located in the United States. Fees for collections for accounts residing in Canada and other locations outside the United States are as set forth in Exhibit B (including any amendment thereto).

               (vi) Cancellations. Cancellations will be processed in accordance with Client's instruction as agreed upon in writing by Concord and Client.

               (vii) Year-End Reporting. Provided, as of January 31 of each calendar year following the calendar year in which this Agreement is executed, this Agreement is still in effect and, in addition, notice of termination as provided in Section II, paragraph 2, hereunder has not been given by any signatory hereto, Concord will, on behalf of client do as described below. (1) Provide a year-end loan interest statement indicating the total amount of interest paid by each obligor whose contract is being serviced by Concord. This interest statement shall be for interest paid January 1 through December 31 of the prior year, or from the date such purchaser's account was set up on Concord's receivables system, if later than January 1 of the prior year, through December 31 of the prior year. (2) Send to the Internal Revenue Service a magnetic tape reflecting interest paid during the calendar year for those above accounts on which the amount of interest paid is required by law to be reported along with appropriate Social Security numbers, if available, if and as Client is required to do so by federal income tax law and if requested to do so in writing by Client. Such reporting will be done using Client's tax I.D. number, and Client agrees to provide Concord with such tax I.D. number. If the annual year-end interest statement is sent separate from the annual coupon book for any reason (for example, because the Client requests coupon books be sent to purchasers in a month other than January) or is sent because there is no payment coupon book being sent by Concord (for example, for paid-in-full or canceled contracts), there will be a separate charge of $1.50 plus postage per year-end interest statement.

               (viii) Client Reporting. The following are the basic monthly reports provided by Concord to the Client. These reports will be provided on diskette or will be sent via e-mail, at the direction of the Client. Other reports are available as agreed upon in writing by Concord and Client and at an agreed upon fee.

          In the case of installment receivables servicing:

          Summary Transaction Activity
          Detail Cash
          Detail Non-Cash
          New Sales
          Canceled
          Lender Change
          Paid in Full
          Reinstatement
          Refinance
          Assumptions
          Trial Balance
          Summary Delinquency
          Detail Delinquency
          Bank Balancing
          List of Contracts
          Report of Invalid Phone Numbers

          In the case of maintenance fee servicing:

          Summary Transaction Activity
          Detail Cash
          Detail Non-Cash
          New Sales
          Canceled
          Lender Change
          Reinstatement
          Trial Balance
          Summary Delinquency
          Detail Delinquency
          Bank Balancing
          Developer Notes
          Billing Transactions
          List of Contracts

               (ix) Bank Accounts. All funds from accounts being processed by Concord will be deposited into a bank account or bank accounts ("Bank Account(s)") established by Client at Bank One, Arizona, or other bank acceptable, in writing, to both Client and Concord.

               (x) Termination/Transfer of Servicing. Upon termination for any reason of Concord's servicing duties hereunder and the payment of the termination fee to Concord as set forth in Exhibit B hereof, Concord will assist Client in the transfer of servicing to another servicer provided that all fees due Concord under this Agreement have been paid in advance of such transfer. As part of such transfer, Concord will also prepare and send to Client's customers serviced under this Agreement written notice of transfer of servicing for an additional fee of $1.50 per notice letter plus cost of postage.

                            EXHIBIT CI TO SCHEDULE V

                             INSTALLMENT RECEIVABLES
                             DELINQUENCY COLLECTIONS

     Below is the approximate sequence, timing, and number of phone calls, written notices, and letters for this Collection Plan for a payment due April 1 and not paid when due:

o    Ten Phone Calls


o    Three Letters or Two Letters and One "Notice of Default"


          April 1                            Payment due

          April 16  (16 days delinquent)     Phone call and/or Letter or
                                             Reminder Notice

          April 24                           Phone call

          May 1     (30 days delinquent)     Phone call

          May 8                              Phone call

          May 15    (45 days delinquent)     Phone call and/or Letter

          May 23                             Phone call

          June 1    (60 days delinquent)     Phone call

          June 8                             Phone call

          June 15   (75 days delinquent)     Phone call and/or Letter or Notice
                                             of Default.

          June 23                            Phone call

          July 1    (90 days delinquent)     Concord's collection efforts
                                             discontinued.

                             EXHIBIT D TO SCHEDULE V

                                CREDIT REPORTING

On behalf of Client, commencing with the month following receipt by Concord of payments on accounts or as otherwise instructed by Client to Concord in writing, Concord will report to Equifax Credit Information Services, Inc., Experian Credit Data Southwest, Inc., and Trans Union Credit Information Company the credit status of those individuals whose accounts are being serviced by Concord for Client and whose contract receivable payments have become 60 or more days past due and, where applicable, whose maintenance fee payments are 6 months or more past due. Thereafter, Concord will continue to report the appropriate delinquency information on a monthly basis from its records as long as the Agreement and this Exhibit remain in force.


                                        1